UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09637
                                   811-09739

Name of Fund: BlackRock Large Cap Series Funds, Inc.
              Master Large Cap Series Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/06

Date of reporting period: 11/01/05 - 10/31/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock                                                              BLACKROCK
Large Cap Series Funds, Inc.

ANNUAL REPORTS | OCTOBER 31, 2006

BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Large Cap Series Funds, Inc.

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by BlackRock Large Cap Core Fund of BlackRock Large Cap Series Funds, Inc. to shareholders of record on December 12, 2005:

---------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ...................................     81.51%*
Dividends Qualifying for the Dividends Received Deduction for Corporations ..     81.71%*
Short-Term Capital Gain Dividends for Non-U.S. Residents ....................    100.00%**
---------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $.579286 per share to shareholders of record on December 12, 2005 and $.333442 per share to shareholders of record on August 18, 2006.

The following information is provided with respect to the ordinary income distributions paid by BlackRock Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc. to shareholders of record on December 12, 2005:

---------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals ...................................     56.07%*
Dividends Qualifying for the Dividends Received Deduction for Corporations ..     56.33%*
Short-Term Capital Gain Dividends for Non-U.S. Residents ....................    100.00%**
---------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $.496673 and $.312611 per share to shareholders of record on December 12, 2005 and October 10, 2006, respectively.


2       BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

A Letter to Shareholders

Dear Shareholder

Ten months into 2006, we are able to say it has been an interesting year for investors. After a volatile start and far-reaching mid-year correction, the financial markets regained some positive momentum through late summer and fall. For the six- and 12-month periods ended October 31, 2006, most major market indexes managed to post positive returns:

Total Returns as of October 31, 2006                                6-month   12-month
======================================================================================
U.S. equities (Standard & Poor's 500 Index)                          +6.11%    +16.34%
--------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                         +0.90     +19.98
--------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)    +3.77     +27.52
--------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                  +4.60     + 5.19
--------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)       +4.12     + 5.75
--------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                    +4.66     +10.29
--------------------------------------------------------------------------------------

The Federal Reserve Board (the Fed), after raising the target short-term interest rate 17 times between June 2004 and June 2006, finally opted to pause on August 8, 2006. This left the federal funds rate at 5.25%, where it remained through the September and October Fed meetings. In interrupting its two-year rate-hiking campaign, the Fed acknowledged that economic growth is slowing, led by softness in the housing market. However, the central bankers continue to take a cautionary position on inflation, despite a decline in energy prices in recent months. At the time of this writing, the price of oil had settled into the $60-per-barrel range after reaching nearly $78 per barrel earlier in the year.

Notwithstanding the mid-year correction, equity markets generally found support in solid corporate earnings reports in the first three quarters of the year. Overall corporate health, including strong company balance sheets, helped to sustain robust dividend-distribution, share-buyback and merger-and-acquisition activity. Many international equity markets fared equally well or better, thanks in part to higher economic growth rates and low inflation.

In the U.S. bond market, prices declined for much of the year as investors focused on decent economic activity and inflation concerns. Bond prices began to improve in late June as the economy showed signs of weakening and inflation pressures subsided. Notably, the Treasury curve inverted periodically, a phenomenon typically associated with periods of economic weakness. At the end of October, the one-month Treasury bill offered the highest yield on the curve at 5.18%, while the 30-year Treasury bond had a yield of 4.72%.

Amid the uncertainty inherent in the financial markets, we encourage you to review your goals periodically with your financial professional and to make portfolio changes, as needed. For additional insight and timely "food for thought" for investors, we also invite you to visit Shareholder magazine at www.blackrock.com/shareholdermagazine. We are pleased to make our investor-friendly magazine available to you online. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve your investment needs.

                                                  Sincerely,


                                                  /s/ Robert C. Doll, Jr.

                                                  Robert C. Doll, Jr.
                                                  President and Director/Trustee


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006       3

A Discussion With Your Funds' Portfolio Manager

      Our quantitative and fundamental stock-selection process led the Funds to strong absolute and relative performance, as we continued to refine the portfolios throughout the year, looking for stocks that best met our investment criteria and pruning those that deteriorated.

How did the BlackRock Large Cap Series Funds, Inc. perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended October 31, 2006, BlackRock Large Cap Core Fund of BlackRock Large Cap Series Funds, Inc.'s (formerly Merrill Lynch Large Cap Core Fund of Merrill Lynch Large Cap Series Funds, Inc.) Institutional, Investor A, Investor B, Investor C and Class R Shares had total returns of +16.91%, +16.61%, +15.72%, +15.64% and +16.29%, respectively, competitive with the +16.02% return of the benchmark Russell 1000 Index and ahead of the +14.50% average return of its comparable Lipper category of Multi-Cap Core Funds.*

BlackRock Large Cap Growth Fund of BlackRock Large Cap Series Funds, Inc.'s (formerly Merrill Lynch Large Cap Growth Fund of Merrill Lynch Large Cap Series Funds, Inc.) Institutional, Service, Investor A, Investor B, Investor C and Class R Shares had total returns of +13.57%, +13.20%, +13.23%, +12.36%, +12.37%
and +13.00%, respectively, exceeding the +10.84% return of the benchmark Russell 1000 Growth Index and the +10.39% average return of its comparable Lipper category of Multi-Cap Growth Funds.*

BlackRock Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc.'s (formerly Merrill Lynch Large Cap Value Fund of Merrill Lynch Large Cap Series Funds, Inc.) Institutional, Service, Investor A, Investor B, Investor C and Class R Shares had total returns of +18.06%, +17.73%, +17.78%, +16.81%, +16.89%
and +17.41%, respectively, lagging the +21.46% return of its benchmark, the Russell 1000 Value Index, and pacing the +17.77% average return of the Lipper Multi-Cap Value Funds category for the 12-month period.*

(Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information for each Fund can be found on pages 6 - 10 of this report to shareholders.)

Because the Funds invest in large-capitalization stocks that represent a significant part of the U.S. stock market, their portfolios were influenced by the same economic and market events that affected the broader stock market during the past 12 months. After a marked and far-reaching mid-year correction that spanned all sectors, styles and market-capitalization ranges, U.S. equities rallied to record highs, with the Dow Jones Industrial Average soaring above 12,150 in late October. Overall performance was positive for large cap stocks as they outperformed their small- to mid-sized counterparts 50% of the time, with value outperforming growth the majority of the time. During the latter months of the reporting period, the majority of corporate earnings reports were positive, with most companies meeting or exceeding expectations. The Federal Reserve Board (the Fed), under the leadership of new chairman Dr. Ben Bernanke, finally opted to interrupt its interest rate-hiking campaign on August 8, and remained at a pause in September and October. This came after 17 consecutive interest rate increases over two years. The price of crude oil escalated to a summer peak near $78 a barrel, then stabilized toward the end of the reporting period and stayed below $60 per barrel. The moderation in oil prices came in response to rising U.S. oil inventories and a quiet hurricane season. However, the elevated energy prices throughout the year had a negative impact on consumer spending. A retreating consumer, coupled with a slowdown in the residential housing sector, adversely affected gross domestic product (GDP), which was estimated at 1.6% for the third quarter of 2006, compared to a growth rate of 2.6% in the second quarter and 5.6% in the first quarter.

What factors most influenced Fund performance during the fiscal year?

In the case of BlackRock Large Cap Core Fund and BlackRock Large Cap Growth Fund, stock selection drove performance results, particularly within the industrials (airlines, machinery and aerospace & defense), materials (metals & mining) and information technology sectors (computer peripherals, communication equipment and software). For BlackRock Large Cap Value Fund, the positive performance generated by stock selection in industrials (machinery and aerospace & defense) and consumer discretionary was not enough to offset disappointing results from the combination of asset allocation and stock selection within energy, financials and health care.

* Lipper Multi-Cap funds invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value compared to the S&P SuperComposite 1500 Index. Multi-Cap Growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value compared to the S&P SuperComposite 1500 Index. Multi-Cap Value funds typically have a below-average price-to-earnings ratio, price-to-book ratio and three-year sales-per-growth value compared to the S&P SuperComposite 1500 Index.


4       BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

At the individual stock level, the largest positive contributors to performance in BlackRock Large Cap Core Fund were NuCor Corp., BEA Systems, Inc., Kerr-McGee Corp., Qwest Communications International Inc. and AMR Corp. The largest detractors were Tellabs, Inc., McAfee, Inc., Valero Energy Corp., Pioneer Natural Resources Co. and Amgen, Inc. In BlackRock Large Cap Growth Fund, the largest positive contributors to performance were AMR Corp., NuCor, BEA Systems, Joy Global, Inc. and BMC Software, Inc., and the largest detractors were Advanced Micro Devices, Inc., ImClone Systems Inc., The Goodyear Tire & Rubber Co., Moody's Investors Service Inc. and Starbucks Corp. The largest contributors to the performance of BlackRock Large Cap Value Fund during the 12-month period were NuCor, Kerr-McGee, BEA Systems, Qwest Communications and CXS Corp., and the largest detractors were BellSouth Corp., AT&T, Inc., Goodyear Tire & Rubber, Valero Energy Corp. and Pioneer Natural Resources Co.

As important as it is to hold stocks that performed well, it is equally important that we were able to avoid those that did not perform well. Examples of stocks that were present and performed poorly in the benchmarks, but were absent from the portfolios, included: Yahoo! Inc., The Home Depot, Inc., Medtronic, Inc. and Sprint Nextel Corporation for Large Cap Core; QUALCOMM Inc., Medtronic and Boston Scientific Corp. for BlackRock Large Cap Growth; and Sprint and Time Warner, Inc. for BlackRock Large Cap Value.

What changes were made to the Funds' portfolios during the fiscal period?

Overall, we continued to identify companies with favorable growth characteristics and earnings developments selling at attractive relative valuations. As a result of our bottom-up stock-selection process, we increased the portfolios' positions in industrials and reduced their exposure to the information technology, health care and energy sectors.

In BlackRock Large Cap Core Fund, the largest purchases during the period were JPMorgan Chase & Co., Chevron Corp., Cisco Systems, Inc., AMR Corp. and Morgan Stanley. The largest sales were NVIDIA Corp., Amgen, Intel Corp., ConocoPhillips Co. and UnitedHealth Group Inc. In BlackRock Large Cap Growth Fund, the largest purchases were Cisco Systems, Inc., Oracle Corp., Hewlett-Packard Co., Nordstrom, Inc. and CA, Inc., and the largest sales were Intel Corp., Best Buy, Amgen, Staples, Inc. and UnitedHealth Group. In BlackRock Large Cap Value Fund, the largest purchases were Citigroup, Inc., Exxon Mobil Corp., Chevron Corp., JPMorgan Chase & Co. and Morgan Stanley. The largest sales were Valero Energy Corp., ConocoPhillips, Prudential Financial, Inc., Kerr-McGee and Atmel Corp. These transactions reflect our ongoing refinement of the portfolios, as we continue to look for stocks that best meet our investment criteria and prune those that have deteriorated versus our original assessment.

How would you characterize the Funds' positioning at the close of the period?

As of October 31, 2006, relative to their respective benchmarks, the Funds' largest overweights were in consumer discretionary, energy, information technology, industrials and health care. The largest underweights were in financials, consumer staples, utilities and telecommunication services.

We believe the U.S. economy is headed for a housing- and consumer-led mid-cycle slowdown that will reduce inflation pressures, encourage the Fed to cut interest rates next year, and ultimately should allow equity prices to move higher. Concerns about inflation are starting to give way to concerns about weak economic growth. Fears about a hard economic landing are likely to intensify in the months ahead as the housing downturn feeds into a further consumer retrenchment. Nonetheless, we do not believe a recession is at hand given that the Fed has gone on hold without imposing a painful monetary squeeze. In our opinion, corporate earnings growth in 2007 is likely to be lower than in 2006. Currently, we are expecting growth levels to be around the 5% mark for next year. At present, our view is that the stock market may be slightly overbought, and the correction that occurred at the middle of this year may have a bit further to run as earnings estimates come down, concerns about inflation continue and the impact of the November elections unwinds. Equity markets have had a tremendous rally over the past three months, and we would view potentially softer markets as a digestion of these gains rather than as the start of any significant decline.

Robert C. Doll, Jr.
President, Director/Trustee and Senior Portfolio Manager

November 14, 2006

--------------------------------------------------------------------------------
Effective October 2, 2006, the Funds' Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. Service Shares commenced operations on October 2, 2006. Only certain investors are eligible to purchase Service Shares. See the BlackRock Large Cap Series Funds, Inc. prospectus for more information.
--------------------------------------------------------------------------------


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006       5

Performance Data

About Fund Performance

Effective October 2, 2006, the Funds' Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares did not change their designation. As previously communicated to shareholders, new sales charge schedules came into effect at the same time for certain of these classes.

Each Fund has multiple classes of shares:

o Institutional Shares are not subject to any front-end sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

o Service Shares are not subject to any sales charge. Service Shares are subject to a service fee of 0.25% (but no distribution fee) and are available only to eligible investors. Service Shares performance results are those of Institutional Shares adjusted to reflect the service (12b-1) fees applicable to Service Shares. Service Shares commenced operations on October 2, 2006. Service Shares are offered only by BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund.

o Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

o Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. In addition, Investor C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class R Shares do not incur a maximum initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Institutional Shares (which have no distribution or service fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6       BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Recent Performance Results

                                                            6-Month         12-Month     Since Inception
As of October 31, 2006                                    Total Return    Total Return    Total Return
========================================================================================================
BlackRock Large Cap Core Fund Institutional Shares*          +2.42%          +16.91%        + 55.61%
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Fund Investor A Shares*             +2.24           +16.61         + 52.97
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Fund Investor B Shares*             +1.89           +15.72         + 45.04
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Fund Investor C Shares*             +1.81           +15.64         + 44.95
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Fund Class R Shares*                +2.08           +16.29         + 50.99
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund Institutional Shares*        -0.47           +13.57         +  6.36
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund Service Shares*              -0.67           +13.20         +  4.47
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund Investor A Shares*           -0.67           +13.23         +  4.45
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund Investor B Shares*           -1.00           +12.36         -  0.88
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund Investor C Shares*           -1.00           +12.37         -  0.97
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund Class R Shares*              -0.78           +13.00         +  3.30
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value Fund Institutional Shares*         +3.83           +18.06         +111.28
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value Fund Service Shares*               +3.66           +17.73         +107.63
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value Fund Investor A Shares*            +3.67           +17.78         +107.61
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value Fund Investor B Shares*            +3.26           +16.81         + 97.01
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value Fund Investor C Shares*            +3.32           +16.89         + 97.04
--------------------------------------------------------------------------------------------------------
BlackRock Large Cap Value Fund Class R Shares*               +3.54           +17.41         +105.17
--------------------------------------------------------------------------------------------------------
Russell 1000(R) Index**                                      +5.55           +16.02         + 10.97
--------------------------------------------------------------------------------------------------------
Russell 1000(R) Growth Index***                              +3.53           +10.84         - 29.54
--------------------------------------------------------------------------------------------------------
Russell 1000(R) Value Index****                              +7.61           +21.46         + 65.23
--------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total return is from 12/22/99.
** This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Since inception total return is from 12/22/99.
*** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation. Since inception total return is from 12/22/99.
**** This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values. Since inception total return is from 12/22/99.

      Russell 1000 is a registered trademark of the Frank Russell Company.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006       7

Performance Data (continued)                       BlackRock Large Cap Core Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Investor A, Investor B, Investor C & Class R Shares compared to growth of an investment in the Russell 1000 Index. Values are from December 22, 1999 to October 2006:

                        Institutional         Investor A         Investor B         Investor C            Class R       Russell 1000
                             Shares*+           Shares*+           Shares*+           Shares*+           Shares*+            Index++
12/22/99**                    $10,000            $ 9,475            $10,000            $10,000            $10,000            $10,000
10/00                         $11,770            $11,124            $11,670            $11,670            $11,720            $10,250
10/01                         $ 9,104            $ 8,587            $ 8,931            $ 8,931            $ 9,020            $ 7,581
10/02                         $ 8,314            $ 7,819            $ 8,071            $ 8,071            $ 8,195            $ 6,474
10/03                         $10,335            $ 9,696            $ 9,931            $ 9,931            $10,177            $ 7,919
10/04                         $11,285            $10,568            $10,741            $10,731            $11,061            $ 8,658
10/05                         $13,310            $12,429            $12,534            $12,534            $12,984            $ 9,564
10/06                         $15,561            $14,494            $14,504            $14,495            $15,099            $11,097

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Large Cap Core Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

      Past performance is not indicative of future results.

Average Annual Total Return

================================================================================
Institutional Shares                                                   Return
================================================================================
One Year Ended 10/31/06                                                +16.91%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                                              +11.32
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                                  + 6.66
--------------------------------------------------------------------------------

                                                  Return Without    Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 10/31/06                               +16.61%          +10.49%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                             +11.04           + 9.85
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                 + 6.39           + 5.56
--------------------------------------------------------------------------------

                                                      Return           Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor B Shares++
================================================================================
One Year Ended 10/31/06                               +15.72%          +11.22%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                             +10.18           + 9.91
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                 + 5.57           + 5.57
--------------------------------------------------------------------------------

                                                      Return           Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor C Shares+
================================================================================
One Year Ended 10/31/06                               +15.64%          +14.64%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                             +10.17           +10.17
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                 + 5.56           + 5.56
--------------------------------------------------------------------------------

================================================================================
Class R Shares                                                         Return
================================================================================
One Year Ended 10/31/06                                                +16.29%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                                              +10.85
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                                  + 6.19
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
+++   Assuming payment of applicable contingent deferred sales charge.


8       BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Performance Data (continued)                     BlackRock Large Cap Growth Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Service, Investor A, Investor B, Investor C & Class R Shares compared to growth of an investment in the Russell 1000 Growth Index. Values are from December 22, 1999 to October 2006:

                                                                                                                             Russell
                  Institutional         Service       Investor A       Investor B       Investor C          Class R      1000 Growth
                      Shares*+         Shares*+         Shares*+         Shares*+         Shares*+         Shares*+          Index++
12/22/99**             $10,000          $10,000          $ 9,475          $10,000          $10,000          $10,000          $10,000
10/00                  $11,350          $11,326          $10,726          $11,260          $11,250          $11,302          $ 9,610
10/01                  $ 7,504          $ 7,469          $ 7,081          $ 7,371          $ 7,362          $ 7,434          $ 5,771
10/02                  $ 6,443          $ 6,397          $ 6,057          $ 6,251          $ 6,252          $ 6,351          $ 4,639
10/03                  $ 7,974          $ 7,897          $ 7,479          $ 7,661          $ 7,652          $ 7,862          $ 5,651
10/04                  $ 8,364          $ 8,263          $ 7,830          $ 7,961          $ 7,952          $ 8,207          $ 5,842
10/05                  $ 9,365          $ 9,229          $ 8,740          $ 8,821          $ 8,812          $ 9,142          $ 6,357
10/06                  $10,636          $10,447          $ 9,896          $ 9,912          $ 9,903          $10,330          $ 7,046

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Large Cap Growth Portfolio of Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes have good prospects for earnings growth.
++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with a greater-than-average growth orientation.

      Past performance is not indicative of future results.

Average Annual Total Return

Institutional Shares                                                  Return
================================================================================
One Year Ended 10/31/06                                               +13.57%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                                             + 7.22
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                                 + 0.90
--------------------------------------------------------------------------------

Service Shares                                                        Return
================================================================================
One Year Ended 10/31/06                                               +13.20%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                                             + 6.94
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                                 + 0.64
--------------------------------------------------------------------------------

                                                  Return Without    Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 10/31/06                               +13.23%         + 7.29%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                             + 6.92          + 5.78
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                 + 0.64          - 0.15
--------------------------------------------------------------------------------

                                                      Return          Return
                                                   Without CDSC    With CDSC+++
================================================================================
Investor B Shares++
================================================================================
One Year Ended 10/31/06                               +12.36%         + 7.86%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                             + 6.10          + 5.78
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                 - 0.13          - 0.13
--------------------------------------------------------------------------------

                                                      Return          Return
                                                   Without CDSC    With CDSC+++
================================================================================
Investor C Shares+
================================================================================
One Year Ended 10/31/06                               +12.37%         +11.37%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                             + 6.11          + 6.11
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                 - 0.14          - 0.14
--------------------------------------------------------------------------------

================================================================================
Class R Shares                                                        Return
================================================================================
One Year Ended 10/31/06                                               +13.00%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                                             + 6.80
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                                 + 0.47
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
+++   Assuming payment of applicable contingent deferred sales charge.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006       9

Performance Data (concluded)                      BlackRock Large Cap Value Fund

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Institutional, Service, Investor A, Investor B, Investor C & Class R Shares compared to growth of an investment in the Russell 1000 Value Index. Values are from December 22, 1999 to October 2006:

                                                                                                                             Russell
                 Institutional          Service       Investor A       Investor B       Investor C          Class R       1000 Value
                      Shares*+         Shares*+         Shares*+         Shares*+         Shares*+         Shares*+          Index++
12/22/99**             $10,000          $10,000          $ 9,475          $10,000          $10,000          $10,000          $10,000
10/00                  $11,640          $11,615          $11,000          $11,540          $11,540          $11,590          $10,809
10/01                  $10,684          $10,635          $10,073          $10,481          $10,481          $10,586          $ 9,527
10/02                  $10,224          $10,151          $ 9,617          $ 9,931          $ 9,931          $10,079          $ 8,573
10/03                  $12,907          $12,784          $12,112          $12,411          $12,411          $12,735          $10,533
10/04                  $14,730          $14,552          $13,781          $14,021          $14,011          $14,451          $12,161
10/05                  $17,895          $17,636          $16,702          $16,866          $16,856          $17,476          $13,604
10/06                  $21,128          $20,763          $19,671          $19,701          $19,704          $20,517          $16,523

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Master Large Cap Value Portfolio of the Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes are undervalued.
++ This unmanaged broad-based Index is a subset of the Russell 1000 Index consisting of those Russell 1000 securities with lower price/book ratios and lower forecasted growth values.

      Past performance is not indicative of future results.

Average Annual Total Return

Institutional Shares                                                  Return
================================================================================
One Year Ended 10/31/06                                               +18.06%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                                             +14.61
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                                 +11.52
--------------------------------------------------------------------------------

Service Shares                                                        Return
================================================================================
One Year Ended 10/31/06                                               +17.73%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                                             +14.32
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                                 +11.24
--------------------------------------------------------------------------------

                                                  Return Without    Return With
                                                   Sales Charge    Sales Charge*
================================================================================
Investor A Shares
================================================================================
One Year Ended 10/31/06                               +17.78%         +11.59%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                             +14.32          +13.10
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                 +11.24          +10.37
--------------------------------------------------------------------------------

                                                      Return           Return
                                                   Without CDSC     With CDSC+++
================================================================================
Investor B Shares++
================================================================================
One Year Ended 10/31/06                               +16.81%         +12.31%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                             +13.45          +13.21
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                 +10.39          +10.39
--------------------------------------------------------------------------------

                                                      Return          Return
                                                   Without CDSC    With CDSC+++
================================================================================
Investor C Shares+
================================================================================
One Year Ended 10/31/06                               +16.89%         +15.89%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                             +13.46          +13.46
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                 +10.39          +10.39
--------------------------------------------------------------------------------

================================================================================
Class R Shares                                                        Return
================================================================================
One Year Ended 10/31/06                                               +17.41%
--------------------------------------------------------------------------------
Five Years Ended 10/31/06                                             +14.15
--------------------------------------------------------------------------------
Inception (12/22/99) through 10/31/06                                 +11.04
--------------------------------------------------------------------------------
*     Assuming maximum sales charge of 5.25%.
+ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
++ Maximum contingent deferred sales charge is 4.50% and is reduced to 0% after six years.
+++   Assuming payment of applicable contingent deferred sales charge.


10      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2006 and held through October 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BlackRock Large Cap Core Fund

                                                                                                     Expenses Paid
                                                             Beginning             Ending          During the Period*
                                                           Account Value        Account Value        May 1, 2006 to
                                                            May 1, 2006        October 31, 2006     October 31, 2006
=====================================================================================================================
Actual
=====================================================================================================================
Institutional                                                $   1,000             $1,024.20            $    4.64
---------------------------------------------------------------------------------------------------------------------
Investor A                                                   $   1,000             $1,022.40            $    5.93
---------------------------------------------------------------------------------------------------------------------
Investor B                                                   $   1,000             $1,018.90            $    9.88
---------------------------------------------------------------------------------------------------------------------
Investor C                                                   $   1,000             $1,018.10            $    9.87
---------------------------------------------------------------------------------------------------------------------
Class R                                                      $   1,000             $1,020.80            $    7.21
=====================================================================================================================
Hypothetical (5% annual return before expenses)**
=====================================================================================================================
Institutional                                                $   1,000             $1,020.91            $    4.63
---------------------------------------------------------------------------------------------------------------------
Investor A                                                   $   1,000             $1,019.64            $    5.92
---------------------------------------------------------------------------------------------------------------------
Investor B                                                   $   1,000             $1,015.72            $    9.86
---------------------------------------------------------------------------------------------------------------------
Investor C                                                   $   1,000             $1,015.72            $    9.86
---------------------------------------------------------------------------------------------------------------------
Class R                                                      $   1,000             $1,018.37            $    7.20
---------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.90% for Institutional, 1.15% for Investor A, 1.92% for Investor B, 1.92% for Investor C and 1.40% for Class R), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      11

BlackRock Large Cap Growth Fund

                                                                                                     Expenses Paid
                                                             Beginning             Ending          During the Period*
                                                           Account Value        Account Value        May 1, 2006 to
                                                            May 1, 2006        October 31, 2006     October 31, 2006
=====================================================================================================================
Actual
=====================================================================================================================
Institutional                                                $   1,000             $  995.30            $    5.34
---------------------------------------------------------------------------------------------------------------------
Service                                                      $   1,000             $  993.30            $    6.91
---------------------------------------------------------------------------------------------------------------------
Investor A                                                   $   1,000             $  993.30            $    6.65
---------------------------------------------------------------------------------------------------------------------
Investor B                                                   $   1,000             $  990.00            $   10.60
---------------------------------------------------------------------------------------------------------------------
Investor C                                                   $   1,000             $  990.00            $   10.55
---------------------------------------------------------------------------------------------------------------------
Class R                                                      $   1,000             $  992.20            $    7.92
=====================================================================================================================
Hypothetical (5% annual return before expenses)**
=====================================================================================================================
Institutional                                                $   1,000             $1,020.13            $    5.40
---------------------------------------------------------------------------------------------------------------------
Service                                                      $   1,000             $1,018.55            $    5.40
---------------------------------------------------------------------------------------------------------------------
Investor A                                                   $   1,000             $1,018.80            $    6.74
---------------------------------------------------------------------------------------------------------------------
Investor B                                                   $   1,000             $1,014.83            $   10.73
---------------------------------------------------------------------------------------------------------------------
Investor C                                                   $   1,000             $1,014.88            $   10.68
---------------------------------------------------------------------------------------------------------------------
Class R                                                      $   1,000             $1,017.53            $    8.02
---------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.05% for Institutional, 1.36% for Service, 1.31% for Investor A, 2.09% for Investor B, 2.08% for Investor C and 1.56% for Class
      R), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


12      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Disclosure of Expenses (concluded)

BlackRock Large Cap Value Fund

                                                                                                     Expenses Paid
                                                             Beginning             Ending          During the Period*
                                                           Account Value        Account Value        May 1, 2006 to
                                                            May 1, 2006        October 31, 2006     October 31, 2006
=====================================================================================================================
Actual
=====================================================================================================================
Institutional                                                $   1,000             $1,038.30            $    4.93
---------------------------------------------------------------------------------------------------------------------
Service                                                      $   1,000             $1,036.60            $    7.01
---------------------------------------------------------------------------------------------------------------------
Investor A                                                   $   1,000             $1,036.70            $    6.18
---------------------------------------------------------------------------------------------------------------------
Investor B                                                   $   1,000             $1,032.60            $   10.20
---------------------------------------------------------------------------------------------------------------------
Investor C                                                   $   1,000             $1,033.20            $   10.15
---------------------------------------------------------------------------------------------------------------------
Class R                                                      $   1,000             $1,035.40            $    7.52
=====================================================================================================================
Hypothetical (5% annual return before expenses)**
=====================================================================================================================
Institutional                                                $   1,000             $1,020.66            $    4.89
---------------------------------------------------------------------------------------------------------------------
Service                                                      $   1,000             $1,018.62            $    6.94
---------------------------------------------------------------------------------------------------------------------
Investor A                                                   $   1,000             $1,019.44            $    6.12
---------------------------------------------------------------------------------------------------------------------
Investor B                                                   $   1,000             $1,015.46            $   10.12
---------------------------------------------------------------------------------------------------------------------
Investor C                                                   $   1,000             $1,015.51            $   10.07
---------------------------------------------------------------------------------------------------------------------
Class R                                                      $   1,000             $1,018.11            $    7.46
---------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.95% for Institutional, 1.35% for Service, 1.19% for Investor A, 1.97% for Investor B, 1.96% for Investor C and 1.45% for Class
      R), multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      13

Statements of Assets and Liabilities      BlackRock Large Cap Series Funds, Inc.

                                                                                      BlackRock        BlackRock        BlackRock
                                                                                        Large            Large            Large
                                                                                      Cap Core         Cap Growth       Cap Value
As of October 31, 2006                                                                  Fund              Fund             Fund
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
          Investment in Master Large Cap Core Portfolio, Master Large Cap Growth
            Portfolio and Master Large Cap Value Portfolio (the"Portfolios"),
            respectively* ......................................................   $3,690,221,742    $  785,376,801   $3,853,890,807
          Investment in Master S&P 500 Index Series (the "Series")**@ ..........       16,138,543                --               --
          Prepaid expenses and other assets ....................................           73,821            12,991           38,965
                                                                                   -------------------------------------------------
          Total assets .........................................................    3,706,434,106       785,389,792    3,853,929,772
                                                                                   -------------------------------------------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
          Payables:
              Distributor ......................................................        1,684,315           322,516        1,294,110
              Administrator ....................................................          741,229           170,376        1,048,812
              Other affiliates .................................................           11,553             6,185           49,175
          Accrued expenses and other liabilities ...............................          959,486           355,978        1,041,569
                                                                                   -------------------------------------------------
          Total liabilities ....................................................        3,396,583           855,055        3,433,666
                                                                                   -------------------------------------------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
          Net assets ...........................................................   $3,703,037,523    $  784,534,737   $3,850,496,106
                                                                                   =================================================
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
          Accumulated investment loss--net .....................................   $      (45,543)   $           --   $           --
          Undistributed (accumulated) realized capital gains (losses) allocated
            from the Portfolios--net ...........................................       (8,506,257)      (50,805,378)      52,413,950
          Unrealized appreciation allocated--net ...............................      622,594,161       102,960,523      565,614,571
                                                                                   -------------------------------------------------
          Total accumulated earnings--net ......................................      614,042,361        52,155,145      618,028,521
          Institutional Shares of Common Stock, $.10 par value+ ................        6,496,989         2,029,878        5,222,626
          Service Shares of Common Stock, $.10 par value++ .....................               --            47,204          131,016
          Investor A Shares of Common Stock, $.10 par value+++ .................        7,364,058         2,088,325        8,863,912
          Investor B Shares of Common Stock, $.10 par value++++ ................        3,513,090         1,081,368        1,744,159
          Investor C Shares of Common Stock, $.10 par value+++++ ...............        8,867,610         1,872,800        4,257,636
          Class R Shares of Common Stock, $.10 par value++++++ .................          801,986           524,736          656,701
          Paid-in capital in excess of par .....................................    3,061,951,429       724,735,281    3,211,591,535
                                                                                   -------------------------------------------------
          Net Assets ...........................................................   $3,703,037,523    $  784,534,737   $3,850,496,106
                                                                                   =================================================


14      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Statements of Assets and Liabilities (concluded)
                                          BlackRock Large Cap Series Funds, Inc.

                                                                                      BlackRock        BlackRock        BlackRock
                                                                                        Large            Large            Large
                                                                                      Cap Core         Cap Growth       Cap Value
As of October 31, 2006                                                                  Fund              Fund             Fund
====================================================================================================================================
Net Asset Value
------------------------------------------------------------------------------------------------------------------------------------
          Institutional:
              Net assets .......................................................   $  922,301,248    $  215,697,419   $  990,080,713
                                                                                   =================================================
              Shares outstanding ...............................................       64,969,886        20,298,783       52,226,255
                                                                                   =================================================
              Net asset value ..................................................   $        14.20    $        10.63   $        18.96
                                                                                   =================================================
          Service:
              Net assets .......................................................               --    $    5,014,076   $   24,827,681
                                                                                   =================================================
              Shares outstanding ...............................................               --           472,040        1,310,163
                                                                                   =================================================
              Net asset value ..................................................               --    $        10.62   $        18.95
                                                                                   =================================================
          Investor A:
              Net assets .......................................................   $1,028,585,140    $  218,017,064   $1,652,441,653
                                                                                   =================================================
              Shares outstanding ...............................................       73,640,580        20,883,245       88,639,117
                                                                                   =================================================
              Net asset value ..................................................   $        13.97    $        10.44   $        18.64
                                                                                   =================================================
          Investor B:
              Net assets .......................................................   $  467,144,596    $  107,113,142   $  309,794,993
                                                                                   =================================================
              Shares outstanding ...............................................       35,130,902        10,813,676       17,441,592
                                                                                   =================================================
              Net asset value ..................................................   $        13.30    $         9.91   $        17.76
                                                                                   =================================================
          Investor C:
              Net assets .......................................................   $1,176,244,395    $  185,337,306   $  754,265,619
                                                                                   =================================================
              Shares outstanding ...............................................       88,676,103        18,727,995       42,576,362
                                                                                   =================================================
              Net asset value ..................................................   $        13.26    $         9.90   $        17.72
                                                                                   =================================================
          Class R:
              Net assets .......................................................   $  108,762,144    $   53,355,730   $  119,085,447
                                                                                   =================================================
              Shares outstanding ...............................................        8,019,864         5,247,361        6,567,006
                                                                                   =================================================
              Net asset value ..................................................   $        13.56    $        10.17   $        18.13
                                                                                   =================================================
            * Identified cost of the Portfolios ................................   $3,078,354,526    $  682,416,278   $3,288,276,236
                                                                                   =================================================
           ** The cost and unrealized appreciation (depreciation) of investment, with respect to BlackRock Large Cap Core Fund, as of October 31,
              2006, as computed for federal income tax purposes, was as follows:
              Aggregate cost ...................................................   $    5,411,598
                                                                                   ==============
              Gross unrealized appreciation ....................................   $   10,726,945
              Gross unrealized depreciation ....................................               --
                                                                                   ==============
              Net unrealized appreciation ......................................   $   10,726,945
                                                                                   ==============
            + Authorized shares--Institutional .................................      400,000,000       100,000,000      100,000,000
                                                                                   =================================================
           ++ Authorized shares--Service .......................................               --        50,000,000       50,000,000
                                                                                   =================================================
          +++ Authorized shares--Investor A ....................................      300,000,000       100,000,000      100,000,000
                                                                                   =================================================
         ++++ Authorized shares--Investor B ....................................      200,000,000       200,000,000      200,000,000
                                                                                   =================================================
        +++++ Authorized shares--Investor C ....................................      400,000,000       100,000,000      100,000,000
                                                                                   =================================================
       ++++++ Authorized shares--Class R .......................................      200,000,000       200,000,000      200,000,000
                                                                                   =================================================

            @ Investments in companies considered to be an affiliate of
              BlackRock Large Cap Core Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

              ------------------------------------------------------------------
                                                           Net          Dividend
              Affiliate                                 Activity         Income
              ------------------------------------------------------------------
              Master S&P 500 Index Series              $5,411,598          --
              ------------------------------------------------------------------

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      15

Statements of Operations                  BlackRock Large Cap Series Funds, Inc.

                                                                                     BlackRock         BlackRock       BlackRock
                                                                                       Large             Large           Large
                                                                                     Cap Core         Cap Growth       Cap Value
For the Year Ended October 31, 2006                                                    Fund              Fund            Fund
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
          Net investment income allocated from the Portfolios:
              Dividends ........................................................  $   33,171,580    $    5,052,070   $   29,822,586
              Interest from affiliates .........................................         243,473            88,436          780,216
              Securities lending--net ..........................................         434,320            73,494          329,333
              Expenses .........................................................     (15,531,141)       (3,574,687)     (12,997,732)
                                                                                  -------------------------------------------------
          Total income .........................................................      18,318,232         1,639,313       17,934,403
                                                                                  -------------------------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
          Service and distribution fees--Investor C ............................       9,719,620         1,569,173        5,830,235
          Administration fees ..................................................       7,847,966         1,596,846        6,128,303
          Service and distribution fees--Investor B ............................       4,636,061         1,018,452        2,731,237
          Service fees--Investor A .............................................       2,081,745           391,892        2,032,251
          Transfer agent fees--Investor C ......................................       1,467,440           363,822          961,811
          Transfer agent fees--Investor A ......................................       1,076,313           297,654        1,041,343
          Transfer agent fees--Institutional ...................................       1,022,807           336,044          926,661
          Transfer agent fees--Investor B ......................................         700,202           245,795          460,772
          Service and distribution fees--Class R ...............................         388,852           204,545          403,173
          Registration fees ....................................................         249,690           135,379          431,059
          Printing and shareholder reports .....................................         203,124            42,228          130,753
          Transfer agent fees--Class R .........................................         100,904            79,433          111,096
          Professional fees ....................................................          63,267            21,342           45,019
          Transfer agent fees--Service .........................................              --             1,023            6,399
          Service fees--Service ................................................              --               627            3,075
          Custodian fees .......................................................           2,345                --               --
          Directors' fees and expenses .........................................             130                --               --
          Other ................................................................          23,695            16,511           18,998
                                                                                  -------------------------------------------------
          Total expenses .......................................................      29,584,161         6,320,766       21,262,185
                                                                                  -------------------------------------------------
          Investment loss--net .................................................     (11,265,929)       (4,681,453)      (3,327,782)
                                                                                  -------------------------------------------------
===================================================================================================================================
Realized & Unrealized Gain--Net
-----------------------------------------------------------------------------------------------------------------------------------
          Realized gain allocated from the Portfolio--net ......................     179,091,130        24,740,475      116,307,468
          Change in unrealized appreciation on:
              Allocations from the Portfolio ...................................     275,014,650        44,967,618      272,889,139
              Allocations from the Series ......................................       1,013,197                --               --
                                                                                  -------------------------------------------------
          Total change in unrealized appreciation--net .........................     276,027,847        44,967,618      272,889,139
                                                                                  -------------------------------------------------
          Total realized and unrealized gain--net ..............................     455,118,977        69,708,093      389,196,607
                                                                                  -------------------------------------------------
          Net Increase in Net Assets Resulting from Operations .................  $  443,853,048    $   65,026,640   $  385,868,825
                                                                                  =================================================

      See Notes to Financial Statements.


16      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Statements of Changes in Net Assets                BlackRock Large Cap Core Fund

                                                                                                       For the Year Ended
                                                                                                           October 31,
                                                                                              -------------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
          Investment loss--net .........................................................      $   (11,265,929)      $    (5,488,189)
          Realized gain--net ...........................................................          179,091,130           169,480,673
          Change in unrealized appreciation--net .......................................          276,027,847           148,113,813
                                                                                              -------------------------------------
          Net increase in net assets resulting from operations .........................          443,853,048           312,106,297
                                                                                              -------------------------------------
===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
          Realized gain--net:
              Institutional ............................................................          (57,857,569)           (3,522,593)
              Investor A ...............................................................          (62,093,983)           (3,420,110)
              Investor B ...............................................................          (35,312,162)           (3,547,724)
              Investor C ...............................................................          (70,619,981)           (3,932,578)
              Class R ..................................................................           (5,587,829)             (154,059)
                                                                                              -------------------------------------
          Net decrease in net assets resulting from distributions to shareholders ......         (231,471,524)          (14,577,064)
                                                                                              -------------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
          Net increase in net assets derived from capital share transactions ...........        1,029,911,537           496,660,002
                                                                                              -------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
          Total increase in net assets .................................................        1,242,293,061           794,189,235
          Beginning of year ............................................................        2,460,744,462         1,666,555,227
                                                                                              -------------------------------------
          End of year* .................................................................      $ 3,703,037,523       $ 2,460,744,462
                                                                                              =====================================
        * Accumulated investment loss--net .............................................      $       (45,543)      $            --
                                                                                              =====================================

          See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      17

Statements of Changes In Net Assets              BlackRock Large Cap Growth Fund

                                                                                                       For the Year Ended
                                                                                                           October 31,
                                                                                              -------------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
          Investment loss--net .........................................................      $    (4,681,453)      $    (3,266,027)
          Realized gain--net ...........................................................           24,740,475            27,951,501
          Change in unrealized appreciation--net .......................................           44,967,618            17,275,515
                                                                                              -------------------------------------
          Net increase in net assets resulting from operations .........................           65,026,640            41,960,989
                                                                                              -------------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
          Net increase in net assets derived from capital share transactions ...........          230,644,704           102,839,683
                                                                                              -------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
          Total increase in net assets .................................................          295,671,344           144,800,672
          Beginning of year ............................................................          488,863,393           344,062,721
                                                                                              -------------------------------------
          End of year ..................................................................      $   784,534,737       $   488,863,393
                                                                                              =====================================

      See Notes to Financial Statements.


18      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Statements of Changes in Net Assets               BlackRock Large Cap Value Fund

                                                                                                       For the Year Ended
                                                                                                           October 31,
                                                                                              -------------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
          Investment loss--net .........................................................      $    (3,327,782)      $    (2,354,785)
          Realized gain--net ...........................................................          116,307,468            77,262,988
          Change in unrealized appreciation--net .......................................          272,889,139           112,124,763
                                                                                              -------------------------------------
          Net increase in net assets resulting from operations .........................          385,868,825           187,032,966
                                                                                              -------------------------------------
===================================================================================================================================
Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
          Realized gain--net:
              Institutional ............................................................          (37,978,492)           (8,685,584)
              Service ..................................................................                 (336)                   --
              Investor A ...............................................................          (41,836,619)           (8,283,910)
              Investor B ...............................................................          (15,641,418)          (10,290,416)
              Investor C ...............................................................          (31,948,254)          (10,721,593)
              Class R ..................................................................           (4,331,376)             (707,934)
                                                                                              -------------------------------------
          Net decrease in net assets resulting from distributions to shareholders ......         (131,736,495)          (38,689,437)
                                                                                              -------------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
          Net increase in net assets derived from capital share transactions ...........        2,061,799,094           576,505,050
                                                                                              -------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
          Total increase in net assets .................................................        2,315,931,424           724,848,579
          Beginning of year ............................................................        1,534,564,682           809,716,103
                                                                                              -------------------------------------
          End of year ..................................................................      $ 3,850,496,106       $ 1,534,564,682
                                                                                              =====================================

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      19

Financial Highlights                                               Institutional

                                                                                BlackRock Large Cap Core Fund
                                                           -----------------------------------------------------------------------
                                                                               For the Year Ended October 31,
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.        2006            2005          2004           2003            2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................       $    13.20      $    11.28    $    10.33     $     8.31      $     9.10
                                                           -----------------------------------------------------------------------
Investment income (loss)--net* .....................              .03             .04           .02            .01             .03
Realized and unrealized gain (loss)--net ...........             2.10            1.97           .93           2.01            (.82)
                                                           -----------------------------------------------------------------------
Total from investment operations ...................             2.13            2.01           .95           2.02            (.79)
                                                           -----------------------------------------------------------------------
Less distributions from realized gain--net .........            (1.13)           (.09)           --             --              --
                                                           -----------------------------------------------------------------------
Net asset value, end of year .......................       $    14.20      $    13.20    $    11.28     $    10.33      $     8.31
                                                           =======================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .................            16.91%          17.94%         9.20%         24.31%          (8.68%)
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets***
----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .....................              .89%            .91%          .93%           .98%           1.04%
                                                           =======================================================================
Expenses ...........................................              .89%            .91%          .93%           .98%           1.04%
                                                           =======================================================================
Investment income (loss)--net ......................              .19%            .31%          .17%           .06%            .33%
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .............       $  922,301      $  601,378    $  415,647     $  307,277      $  214,953
                                                           =======================================================================
Portfolio turnover of the Fund .....................                0%             --            --             --              --
                                                           =======================================================================
Portfolio turnover of the Portfolios ...............            87.67%          93.95%       135.48%        138.73%         150.18%
                                                           =======================================================================

*     Based on average shares outstanding.
** Total investment returns exclude the effect of sales charges. Effective December 28, 2005, Institutional Shares are no longer subject to any front-end sales charge.
*** Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss)--net.

      See Notes to Financial Statements.


20      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

                         BlackRock Large Cap Growth Fund
--------------------------------------------------------------------------------
                         For the Year Ended October 31,
--------------------------------------------------------------------------------
   2006               2005             2004            2003            2002
================================================================================

--------------------------------------------------------------------------------
$     9.36         $     8.36       $     7.97      $     6.44      $     7.50
--------------------------------------------------------------------------------
      (.02)              (.02)            (.04)           (.04)           (.05)
      1.29               1.02              .43            1.57           (1.01)
--------------------------------------------------------------------------------
      1.27               1.00              .39            1.53           (1.06)
--------------------------------------------------------------------------------
        --                 --               --              --              --
--------------------------------------------------------------------------------
$    10.63         $     9.36       $     8.36      $     7.97      $     6.44
================================================================================

================================================================================

--------------------------------------------------------------------------------
     13.57%             11.96%            4.89%          23.76%         (14.13%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
      1.04%              1.08%            1.13%           1.22%           1.29%
================================================================================
      1.04%              1.08%            1.13%           1.22%           1.31%
================================================================================
      (.22%)             (.20%)           (.45%)          (.57%)          (.63%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
$  215,697         $  128,667       $   79,869      $   53,163      $   31,989
================================================================================
        --                 --               --              --              --
================================================================================
    116.77%            131.79%          164.94%         178.11%         177.46%
================================================================================

                         BlackRock Large Cap Value Fund
--------------------------------------------------------------------------------
                         For the Year Ended October 31,
--------------------------------------------------------------------------------
   2006               2005             2004            2003            2002
================================================================================

--------------------------------------------------------------------------------
$    17.12         $    14.71       $    12.89      $    10.21      $    10.67
--------------------------------------------------------------------------------
       .06                .06              .07             .06             .05
      2.93               3.01             1.75            2.62            (.51)
--------------------------------------------------------------------------------
      2.99               3.07             1.82            2.68            (.46)
--------------------------------------------------------------------------------
     (1.15)              (.66)              --              --              --
--------------------------------------------------------------------------------
$    18.96         $    17.12       $    14.71      $    12.89      $    10.21
================================================================================

================================================================================

--------------------------------------------------------------------------------
     18.06%             21.49%           14.12%          26.25%          (4.31%)
================================================================================

--------------------------------------------------------------------------------
       .94%               .98%            1.01%           1.03%           1.03%
================================================================================
       .94%               .98%            1.01%           1.03%           1.03%
================================================================================
       .32%               .35%             .49%            .51%            .76%
================================================================================

--------------------------------------------------------------------------------
$  990,081         $  446,172       $  194,625      $   92,736      $   66,754
================================================================================
        --                 --               --              --              --
================================================================================
     70.86%             94.95%          127.59%         157.04%         136.92%
================================================================================


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      21

Financial Highlights (continued)                            Service & Investor A

                                                            Service
                                                  ------------------------------
                                                   BlackRock        BlackRock
                                                   Large Cap        Large Cap
                                                  Growth Fund       Value Fund
                                                  ------------------------------
The following per share data and ratios                  For the Period
have been derived from information                      October 2, 2006@@
provided in the financial statements.                  to October 31, 2006
================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------
Net asset value, beginning of period .........    $    10.18      $    18.62
                                                  ------------------------------
Investment income (loss)--net* ...............          (.01)           (.01)
Realized and unrealized gain (loss)--net .....           .65            2.08
                                                  ------------------------------
Total from investment operations .............           .64            2.07
                                                  ------------------------------
Less distributions from realized gain--net ...            --            (.31)
                                                  ------------------------------
Net asset value, end of period ...............    $    10.62      $    18.95
                                                  ==============================
================================================================================
Total Investment Return***
--------------------------------------------------------------------------------
Based on net asset value per share ...........          4.32%@          3.49%@
                                                  ==============================
================================================================================
Ratios to Average Net Assets****
--------------------------------------------------------------------------------
Expenses, net of reimbursement ...............          1.36%**         1.35%**
                                                  ==============================
Expenses .....................................          1.36%**         1.35%**
                                                  ==============================
Investment income (loss)--net ................         (1.14%)**       (1.14%)**
                                                  ==============================
================================================================================
Supplemental Data
--------------------------------------------------------------------------------
Net assets, end of period (in thousands) .....    $    5,014      $   24,828
                                                  ==============================
Portfolio turnover of the Fund ...............            --              --
                                                  ==============================
Portfolio turnover of the Portfolios .........        116.77%          70.86%
                                                  ==============================

                                                                             Investor A
                                                  ------------------------------------------------------------------
                                                                    BlackRock Large Cap Core Fund
                                                  ------------------------------------------------------------------
The following per share data and ratios                             For the Year Ended October 31,
have been derived from information                ------------------------------------------------------------------
provided in the financial statements.                2006          2005          2004          2003          2002
====================================================================================================================
Per Share Operating Performance
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........    $    13.01    $    11.15    $    10.23    $     8.25    $     9.06
                                                  ------------------------------------------------------------------
Investment income (loss)--net* ...............          (.01)          .01          (.01)         (.02)          .01
Realized and unrealized gain (loss)--net .....          2.08          1.94           .93          2.00          (.82)
                                                  ------------------------------------------------------------------
Total from investment operations .............          2.07          1.95           .92          1.98          (.81)
                                                  ------------------------------------------------------------------
Less distributions from realized gain--net ...         (1.11)         (.09)           --            --            --
                                                  ------------------------------------------------------------------
Net asset value, end of period ...............    $    13.97    $    13.01    $    11.15    $    10.23    $     8.25
                                                  ==================================================================
====================================================================================================================
Total Investment Return***
--------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...........         16.61%        17.61%         8.99%        24.00%        (8.94%)
                                                  ==================================================================
====================================================================================================================
Ratios to Average Net Assets****
--------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement ...............          1.14%         1.16%         1.18%         1.23%         1.28%
                                                  ==================================================================
Expenses .....................................          1.14%         1.16%         1.18%         1.23%         1.28%
                                                  ==================================================================
Investment income (loss)--net ................          (.06%)         .05%         (.09%)        (.21%)         .10%
                                                  ==================================================================
====================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .....    $1,028,585    $  629,682    $  392,896    $  293,144    $  136,552
                                                  ==================================================================
Portfolio turnover of the Fund ...............             0%           --            --            --            --
                                                  ==================================================================
Portfolio turnover of the Portfolios .........         87.67%        93.95%       135.48%       138.73%       150.18%
                                                  ==================================================================

*     Based on average shares outstanding.
**    Annualized.
***   Total investment returns exclude the effects of sales charges.
**** Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss)--net.
@     Aggregate total investment return.
@@    Commencement of operations.

      See Notes to Financial Statements.


22      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

                                   Investor A
--------------------------------------------------------------------------------
                         BlackRock Large Cap Growth Fund
--------------------------------------------------------------------------------
                         For the Year Ended October 31,
--------------------------------------------------------------------------------
   2006               2005             2004            2003            2002
================================================================================

--------------------------------------------------------------------------------
$     9.22         $     8.26       $     7.89      $     6.39      $     7.47
--------------------------------------------------------------------------------
      (.06)              (.04)            (.06)           (.05)           (.06)
      1.28               1.00              .43            1.55           (1.02)
--------------------------------------------------------------------------------
      1.22                .96              .37            1.50           (1.08)
--------------------------------------------------------------------------------
        --                 --               --              --              --
--------------------------------------------------------------------------------
$    10.44         $     9.22       $     8.26      $     7.89      $     6.39
================================================================================

================================================================================

--------------------------------------------------------------------------------
     13.23%             11.62%            4.69%          23.47%         (14.46%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
      1.29%              1.33%            1.38%           1.46%           1.54%
================================================================================
      1.29%              1.33%            1.38%           1.46%           1.56%
================================================================================
      (.48%)             (.46%)           (.69%)          (.81%)          (.88%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
$  218,017         $  112,887       $   64,539      $   27,410      $   15,874
================================================================================
        --                 --               --              --              --
================================================================================
    116.77%            131.79%          164.94%         178.11%         177.46%
================================================================================

                                   Investor A
--------------------------------------------------------------------------------
                         BlackRock Large Cap Value Fund
--------------------------------------------------------------------------------
                         For the Year Ended October 31,
--------------------------------------------------------------------------------
   2006               2005             2004            2003            2002
================================================================================

--------------------------------------------------------------------------------
$    16.86         $    14.53       $    12.77      $    10.14      $    10.62
--------------------------------------------------------------------------------
       .01                .02              .03             .03             .04
      2.89               2.97             1.73            2.60            (.52)
--------------------------------------------------------------------------------
      2.90               2.99             1.76            2.63            (.48)
--------------------------------------------------------------------------------
     (1.12)              (.66)              --              --              --
--------------------------------------------------------------------------------
$    18.64         $    16.86       $    14.53      $    12.77      $    10.14
================================================================================

================================================================================
     17.78%             21.20%           13.78%          25.94%          (4.52%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
      1.19%              1.23%            1.26%           1.28%           1.28%
================================================================================
      1.19%              1.23%            1.26%           1.28%           1.28%
================================================================================
       .05%               .10%             .21%            .24%            .49%
================================================================================

================================================================================

--------------------------------------------------------------------------------
$1,652,442         $  371,216       $  161,867      $   90,358      $   46,020
================================================================================
        --                 --               --              --              --
================================================================================
     70.86%             94.95%          127.59%         157.04%         136.92%
================================================================================


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      23

Financial Highlights (continued)                                      Investor B

                                                                                BlackRock Large Cap Core Fund
                                                           -----------------------------------------------------------------------
                                                                               For the Year Ended October 31,
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.        2006            2005          2004           2003            2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................       $    12.43      $    10.74    $     9.93     $     8.07      $     8.93
                                                           -----------------------------------------------------------------------
Investment loss--net* ..............................             (.11)           (.08)         (.09)          (.08)           (.06)
Realized and unrealized gain (loss)--net ...........             1.99            1.86           .90           1.94            (.80)
                                                           -----------------------------------------------------------------------
Total from investment operations ...................             1.88            1.78           .81           1.86            (.86)
                                                           -----------------------------------------------------------------------
Less distributions from realized gain--net .........            (1.01)           (.09)           --             --              --
                                                           -----------------------------------------------------------------------
Net asset value, end of year .......................       $    13.30      $    12.43    $    10.74     $     9.93      $     8.07
                                                           =======================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .................            15.72%          16.69%         8.16%         23.05%          (9.63%)
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets***
----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .....................             1.91%           1.93%         1.95%          2.00%           2.07%
                                                           =======================================================================
Expenses ...........................................             1.91%           1.93%         1.95%          2.00%           2.07%
                                                           =======================================================================
Investment loss--net ...............................             (.83%)          (.66%)        (.86%)         (.96%)          (.64%)
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .............       $  467,145      $  446,242    $  412,162     $  389,598      $  329,121
                                                           =======================================================================
Portfolio turnover of the Fund .....................                0%             --            --             --              --
                                                           =======================================================================
Portfolio turnover of the Portfolios ...............            87.67%          93.95%       135.48%        138.73%         150.18%
                                                           =======================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
*** Includes the Fund's share of the Portfolio's allocated expenses and/or investment loss--net.

      See Notes to Financial Statements.


24      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

                         BlackRock Large Cap Growth Fund
--------------------------------------------------------------------------------
                         For the Year Ended October 31,
--------------------------------------------------------------------------------
   2006               2005             2004            2003            2002
================================================================================

--------------------------------------------------------------------------------
$     8.82         $     7.96       $     7.66      $     6.25      $     7.37
--------------------------------------------------------------------------------
      (.10)              (.12)            (.10)           (.12)           (.11)
      1.21                .96              .42            1.51           (1.00)
--------------------------------------------------------------------------------
      1.09                .86              .30            1.41           (1.12)
--------------------------------------------------------------------------------
        --                 --               --              --              --
--------------------------------------------------------------------------------
$     9.91         $     8.82       $     7.96      $     7.66      $     6.25
================================================================================

================================================================================

--------------------------------------------------------------------------------
     12.36%             10.80%            3.92%          22.56%         (15.20%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
      2.07%              2.11%            2.16%           2.27%           2.32%
================================================================================
      2.07%              2.11%            2.16%           2.27%           2.34%
================================================================================
     (1.25%)            (1.15%)          (1.48%)         (1.61%)         (1.66%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
$  107,113         $   95,593       $   93,382      $  100,683      $   83,726
================================================================================
        --                 --               --              --              --
================================================================================
    116.77%            131.79%          164.94%         178.11%         177.46%
================================================================================

                         BlackRock Large Cap Value Fund
--------------------------------------------------------------------------------
                         For the Year Ended October 31,
--------------------------------------------------------------------------------
   2006               2005             2004            2003            2002
================================================================================
$    16.12         $    14.02       $    12.41      $     9.93      $    10.48
--------------------------------------------------------------------------------
      (.11)              (.09)            (.07)           (.05)           (.03)
      2.74               2.85             1.68            2.53            (.52)
--------------------------------------------------------------------------------
      2.63               2.76             1.61            2.48            (.55)
--------------------------------------------------------------------------------
      (.99)              (.66)              --              --              --
--------------------------------------------------------------------------------
$    17.76         $    16.12       $    14.02      $    12.41      $     9.93
================================================================================

================================================================================

--------------------------------------------------------------------------------
     16.81%             20.29%           12.97%          24.97%          (5.25%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
      1.96%              2.00%            2.02%           2.05%           2.05%
================================================================================
      1.96%              2.00%            2.02%           2.05%           2.05%
================================================================================
      (.67%)             (.60%)           (.53%)          (.50%)          (.28%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
$  309,795         $  261,345       $  222,055      $  202,190      $  174,623
================================================================================
        --                 --               --              --              --
================================================================================
     70.86%             94.95%          127.59%         157.04%         136.92%
================================================================================


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      25

Financial Highlights (continued)                                      Investor C

                                                                                BlackRock Large Cap Core Fund
                                                           -----------------------------------------------------------------------
                                                                               For the Year Ended October 31,
The following per share data and ratios have been derived  -----------------------------------------------------------------------
from information provided in the financial statements.        2006            2005          2004           2003            2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year .................       $    12.43      $    10.73    $     9.93     $     8.07      $     8.93
                                                           -----------------------------------------------------------------------
Investment loss--net* ..............................             (.11)           (.09)         (.09)          (.08)           (.06)
Realized and unrealized gain (loss)--net ...........             1.97            1.88           .89           1.94            (.80)
                                                           -----------------------------------------------------------------------
Total from investment operations ...................             1.86            1.79           .80           1.86            (.86)
                                                           -----------------------------------------------------------------------
Less distributions from realized gain--net .........            (1.03)           (.09)           --             --              --
                                                           -----------------------------------------------------------------------
Net asset value, end of year .......................       $    13.26      $    12.43    $    10.73     $     9.93      $     8.07
                                                           =======================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share .................            15.64%          16.80%         8.06%         23.05%          (9.63%)
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets***
----------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement .....................             1.91%           1.94%         1.96%          2.01%           2.07%
                                                           =======================================================================
Expenses ...........................................             1.91%           1.94%         1.96%          2.01%           2.07%
                                                           =======================================================================
Investment loss--net ...............................             (.84%)          (.73%)        (.86%)         (.97%)          (.66%)
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .............       $1,176,244      $  737,063    $  430,689     $  250,491      $  178,459
                                                           =======================================================================
Portfolio turnover of the Fund .....................                0%             --            --             --              --
                                                           =======================================================================
Portfolio turnover of the Portfolios ...............            87.67%          93.95%       135.48%        138.73%         150.18%
                                                           =======================================================================

*     Based on average shares outstanding.
**    Total investment returns exclude the effects of sales charges.
*** Includes the Fund's share of the Portfolio's allocated expenses and/or investment loss--net.

      See Notes to Financial Statements.


26      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

                         BlackRock Large Cap Growth Fund
--------------------------------------------------------------------------------
                         For the Year Ended October 31,
--------------------------------------------------------------------------------
   2006               2005             2004            2003            2002
================================================================================

--------------------------------------------------------------------------------
$     8.81         $     7.95       $     7.65      $     6.25      $     7.36
--------------------------------------------------------------------------------
      (.10)              (.12)            (.10)           (.12)           (.12)
      1.21                .96              .42            1.50            (.99)
--------------------------------------------------------------------------------
      1.09                .86              .30            1.40           (1.11)
--------------------------------------------------------------------------------
        --                 --               --              --              --
--------------------------------------------------------------------------------
$     9.90         $     8.81       $     7.95      $     7.65      $     6.25
================================================================================

================================================================================

--------------------------------------------------------------------------------
     12.37%             10.82%            3.92%          22.40%         (15.08%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
      2.06%              2.11%            2.16%           2.27%           2.33%
================================================================================
      2.06%              2.11%            2.16%           2.27%           2.35%
================================================================================
     (1.25%)            (1.19%)          (1.48%)         (1.62%)         (1.67%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
$  185,337         $  125,150       $   94,969      $   68,337      $   52,872
================================================================================
        --                 --               --              --              --
================================================================================
    116.77%            131.79%          164.94%         178.11%         177.46%
================================================================================

                         BlackRock Large Cap Value Fund
--------------------------------------------------------------------------------
                         For the Year Ended October 31,
--------------------------------------------------------------------------------
   2006               2005             2004            2003            2002
================================================================================

--------------------------------------------------------------------------------
$    16.11         $    14.01       $    12.41      $     9.93      $    10.48
--------------------------------------------------------------------------------
      (.12)              (.10)            (.07)           (.05)           (.03)
      2.76               2.86             1.67            2.53            (.52)
--------------------------------------------------------------------------------
      2.64               2.76             1.60            2.48            (.55)
--------------------------------------------------------------------------------
     (1.03)              (.66)              --              --              --
--------------------------------------------------------------------------------
$    17.72         $    16.11       $    14.01      $    12.41      $     9.93
================================================================================

================================================================================

--------------------------------------------------------------------------------
     16.89%             20.31%           12.89%          24.97%          (5.25%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
      1.96%              2.00%            2.03%           2.06%           2.05%
================================================================================
      1.96%              2.00%            2.03%           2.06%           2.05%
================================================================================
      (.69%)             (.65%)           (.54%)          (.51%)          (.28%)
================================================================================

================================================================================

--------------------------------------------------------------------------------
$  754,266         $  409,937       $  219,806      $  129,456      $   95,895
================================================================================
        --                 --               --              --              --
================================================================================
     70.86%             94.95%          127.59%         157.04%         136.92%
================================================================================


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      27

Financial Highlights (concluded)                                         Class R

                                                                                     BlackRock Large Cap Core Fund
                                                                     ---------------------------------------------------------------
                                                                                                                     For the Period
                                                                                 For the Year Ended                    January 3,
                                                                                     October 31,                        2003@@ to
The following per share data and ratios have been derived            ------------------------------------------        October 31,
from information provided in the financial statements.                 2006             2005             2004             2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .........................       $  12.68         $  10.89         $  10.02         $   8.12
                                                                     ---------------------------------------------------------------
Investment income (loss)--net* ...............................           (.04)            (.03)            (.03)            (.05)
Realized and unrealized gain--net ............................           2.02             1.91              .90             1.95
                                                                     ---------------------------------------------------------------
Total from investment operations .............................           1.98             1.88              .87             1.90
                                                                     ---------------------------------------------------------------
Less distributions from realized gain--net ...................          (1.10)            (.09)              --               --
                                                                     ---------------------------------------------------------------
Net asset value, end of period ...............................       $  13.56         $  12.68         $  10.89         $  10.02
                                                                     ===============================================================
====================================================================================================================================
Total Investment Return
------------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ...........................          16.29%           17.39%            8.68%           23.40%@
                                                                     ===============================================================
====================================================================================================================================
Ratios to Average Net Assets***
------------------------------------------------------------------------------------------------------------------------------------
Expenses, net of reimbursement ...............................           1.39%            1.42%            1.43%            1.48%**
                                                                     ===============================================================
Expenses .....................................................           1.39%            1.42%            1.43%            1.48%**
                                                                     ===============================================================
Investment income (loss)--net ................................           (.32%)           (.28%)           (.32%)           (.44%)**
                                                                     ===============================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) .....................       $108,762         $ 46,379         $ 15,160         $    119
                                                                     ===============================================================
Portfolio turnover of the Fund ...............................              0%              --               --               --
                                                                     ===============================================================
Portfolio turnover of the Portfolios .........................          87.67%           93.95%          135.48%          138.73%
                                                                     ===============================================================

*     Based on average shares outstanding.
**    Annualized.
*** Includes the Fund's share of the Portfolio's allocated expenses and/or investment income (loss)--net.
+     Amount is less than ($.01) per share.
@     Aggregate total investment return.
@@    Commencement of operations.

      See Notes to Financial Statements.


28      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

           BlackRock Large Cap Growth Fund                                                 BlackRock Large Cap Value Fund
-------------------------------------------------------                      -------------------------------------------------------
                                         For the Period                                                               For the Period
         For the Year Ended                January 3,                                  For the Year Ended               January 3,
             October 31,                    2003@@ to                                      October 31,                   2003@@ to
------------------------------------       October 31,                       -------------------------------------      October 31,
  2006          2005          2004            2003                             2006           2005          2004           2003
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
$   9.00      $   8.08      $   7.74        $   6.16                         $   16.46      $  14.23      $  12.54       $  10.12
------------------------------------------------------------------------------------------------------------------------------------
    (.07)         (.07)         (.06)           (.05)                             (.03)         (.03)           --+           .01
    1.24           .99           .40            1.63                              2.80          2.92          1.69           2.41
------------------------------------------------------------------------------------------------------------------------------------
    1.17           .92           .34            1.58                              2.77          2.89          1.69           2.42
------------------------------------------------------------------------------------------------------------------------------------
      --            --            --              --                             (1.10)         (.66)           --             --
------------------------------------------------------------------------------------------------------------------------------------
$  10.17      $   9.00      $   8.08        $   7.74                         $   18.13      $  16.46      $  14.23       $  12.54
====================================================================================================================================

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
   13.00%        11.39%         4.39%          25.65%@                           17.41%        20.93%        13.48%         23.91%@
====================================================================================================================================

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
    1.54%         1.58%         1.61%           1.72%**                           1.45%         1.48%         1.53%          1.53%**
====================================================================================================================================
    1.54%         1.58%         1.61%           1.72%**                           1.45%         1.48%         1.53%          1.53%**
====================================================================================================================================
    (.73%)        (.75%)        (.95%)          (.94%)**                          (.19%)        (.19%)       (.03%)           .01%**
====================================================================================================================================

====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
$ 53,356      $ 26,566      $ 11,304        $    290                         $ 119,085      $ 45,894      $ 11,362       $     12
====================================================================================================================================
      --            --            --              --                                --            --            --             --
====================================================================================================================================
  116.77%       131.79%       164.94%         178.11%                            70.86%        94.95%       127.59%        157.04%
====================================================================================================================================


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      29

Notes to Financial Statements             BlackRock Large Cap Series Funds, Inc.

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Large Cap Core Fund, Merrill Lynch Large Cap Growth Fund and Merrill Lynch Large Cap Value Fund, constituting Merrill Lynch Large Cap Series Funds, Inc., were renamed BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund (the "Funds" or individually as the "Fund") and BlackRock Large Cap Series Funds, Inc., respectively. The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end investment companies. Each Fund seeks to achieve its investment objective by investing all, or a portion of, their assets in Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (the "Portfolios" or individually as the "Portfolio"), respectively, constituting Master Large Cap Series Trust, which have the same investment objective and strategies as the corresponding Funds. The value of the Funds' investment in the Portfolios reflects the Funds' proportionate interest in the net assets of the Portfolios. The performance of the Funds is directly affected by the performance of the Portfolios. The financial statements of the Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. On October 31, 2006, the percentage of Master S&P 500 Index Series (the "Series") owned by BlackRock Large Cap Core Fund was 0.6% and the percentages of Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio owned by BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund, were 95.2%, 100% and 98.1%, respectively. The Funds offer multiple classes of shares. Effective October 2, 2006, Class I, Class A, Class B and Class C Shares were redesignated Institutional, Investor A, Investor B and Investor C Shares, respectively. Additionally, Service Shares commenced operations. Class R Shares did not change their designation. Service and Institutional Shares are sold only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Service, Investor A, Investor B, Investor C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Investor B, Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Investor B shareholders may vote on certain changes to the Investor A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Each Fund records its investment at fair value. Valuation of securities held by the Portfolio is discussed in Note 1(a) of the Portfolios' Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- Each Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, each Fund accrues its own expenses.

(c) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends and distributions paid by each Fund are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in each Portfolio are accounted for on a trade date basis.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements"


30      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

                                          BlackRock Large Cap Series Funds, Inc.

("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Funds' financial statements has not been determined.

(h) Reclassifications -- BlackRock Large Cap Core Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $11,220,386 has been reclassified between paid-in capital in excess of par and accumulated net investment loss, and $1,945,911 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses allocated from the Portfolios as a result of permanent differences attributable to net operating losses, limitation of various capital loss carryforwards and other permanent differences. These reclassifications have no effect on net assets or net asset values per share.

BlackRock Large Cap Growth Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,681,453 has been reclassified between paid-in capital in excess of par and accumulated net investment loss, and $356,190,749 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses as a result of permanent differences attributable to net operating losses and the expiration of capital loss carryforwards. This reclassification has no effect on net assets or net asset values per share.

BlackRock Large Cap Value Fund

U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $3,327,782 has been reclassified between accumulated paid-in capital in excess of par and accumulated net investment loss as a result of permanent differences attributable to net operating loss. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006 and August 31, 2006, shareholders of each Fund approved a new Investment Advisory Agreement for each Portfolio with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner. Each Fund has entered into an Administration Agreement with BlackRock Advisors, LLC. Each Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. Prior to September 29, 2006, FAM acted as each Fund's Administrator and was compensated at the same fee rate. The Fund has also entered into a separate Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD") and BlackRock Distributors, Inc. ("BDI") (collectively, the "Distributor"). FAMD is a wholly owned subsidiary of Merrill Lynch Group, Inc. and BDI is an affiliate of BlackRock, Inc.

Pursuant to the Distribution Plans adopted by the Funds in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Funds pay each Distributor ongoing account maintenance ("service fees") and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                        Service   Distribution
                                                          Fee         Fee
--------------------------------------------------------------------------------
Service ..........................................        .25%         --
Investor A .......................................        .25%         --
Investor B .......................................        .25%        .75%
Investor C .......................................        .25%        .75%
Class R ..........................................        .25%        .25%
--------------------------------------------------------------------------------

Pursuant to sub-agreements with each Distributor, broker-dealers, including Merrill Lynch, Pierce, Fenner & Smith


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      31

                                          BlackRock Large Cap Series Funds, Inc.

Incorporated ("MLPF&S"), a wholly owned subsidiary of Merrill Lynch, and an affiliate of each of the Distributors, also provides account maintenance and distribution services to the Funds. The ongoing service fee compensates the Distributors and each broker-dealer (including MLPF&S) for providing account maintenance services to Service, Investor A, Investor B, Investor C and Class R shareholders. The ongoing distribution fee compensates the Distributors and the broker-dealers for providing shareholder and distribution-related services to Investor B, Investor C and Class R shareholders.

For the year ended October 31, 2006, FAMD, the Funds' sole Distributor until September 29, 2006, and BDI, for the period September 30, 2006 to October 31, 2006, earned underwriting discounts and MLPF&S was paid dealer concessions on sales of the Funds' Institutional and Investor A Shares as follows:

--------------------------------------------------------------------------------
                                            FAMD            MLPF&S           BDI
--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund
    Institutional ......................  $ 12,445        $   65,572          --
    Investor A .........................  $153,820        $2,024,861      $   21
--------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund
    Institutional ......................  $      2        $       20          --
    Investor A .........................  $ 19,087        $  252,055      $   22
--------------------------------------------------------------------------------
BlackRock Large Cap Value Fund
    Institutional ......................  $    487        $    1,748          --
    Investor A .........................  $ 72,367        $  938,345      $4,074
--------------------------------------------------------------------------------

For the year ended October 31, 2006, the Distributors paid MLPF&S contingent deferred sales charges relating to transactions in Investor B and Investor C Shares as follows:

--------------------------------------------------------------------------------
                                                       Investor B     Investor C
--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund .......................   $332,573       $149,200
BlackRock Large Cap Growth Fund .....................   $ 57,137       $ 15,394
BlackRock Large Cap Value Fund ......................   $165,535       $ 65,071
--------------------------------------------------------------------------------

In addition, for the period September 29, 2006 to October 31, 2006, BlackRock and/or its affiliates received contingent deferred sales charges of $10 and $5 relating to transactions in Investor B Shares for the BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund, respectively.

Furthermore, the Distributors paid MLPF&S contingent deferred sales charges relating to transactions subject to front-end sales charge waivers for Investor A Shares as follows:

--------------------------------------------------------------------------------
                                                                      Investor A
--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund ....................................      $   --
BlackRock Large Cap Growth Fund ..................................      $  601
BlackRock Large Cap Value Fund ...................................      $1,986
--------------------------------------------------------------------------------

BlackRock maintains a call center, which is responsible for providing certain shareholder services to each Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. During the period September 29, 2006 to October 31, 2006, the following amounts have been accrued by each Fund to reimburse BlackRock for costs incurred running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

--------------------------------------------------------------------------------
BlackRock Large Cap Core Fund                                   Call Center Fees
--------------------------------------------------------------------------------
Institutional ...............................................        $  622
Investor A ..................................................        $1,363
Investor B ..................................................        $  943
Investor C ..................................................        $1,615
Class R .....................................................        $  114
--------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund
--------------------------------------------------------------------------------
Institutional ...............................................        $  162
Service .....................................................        $   56
Investor A ..................................................        $  505
Investor B ..................................................        $  350
Investor C ..................................................        $  323
Class R .....................................................        $   53
--------------------------------------------------------------------------------
BlackRock Large Cap Value Fund
--------------------------------------------------------------------------------
Institutional ...............................................        $2,023
Service .....................................................        $  337
Investor A ..................................................        $6,303
Investor B ..................................................        $1,465
Investor C ..................................................        $  845
Class R .....................................................        $  123
--------------------------------------------------------------------------------

Effective September 29, 2006, PFPC Inc., an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, became each Fund's transfer agent. Prior to September 29, 2006, each Fund's transfer agent was Financial Data Services, Inc. ("FDS"), a wholly owned subsidiary of Merrill Lynch.

Prior to September 29, 2006, certain officers and/or directors of the Funds were officers and/or directors of FAM, MLIM, FAMD, PSI, FDS, and/or Merrill Lynch.

Commencing September 29, 2006, certain officers and/or directors of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

With respect to BlackRock Large Cap Core Fund, there were no purchases or sales of investment in the Series for the year ended October 31, 2006.


32      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

                                          BlackRock Large Cap Series Funds, Inc.

4. Capital Share Transactions:

BlackRock Large Cap Core Fund

Net increase in net assets derived from capital share transactions was $1,029,911,537 and $496,660,002 for the years ended October 31, 2006 and October 31, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
BlackRock Large Cap Core Fund
-------------------------------------------------------------------------------
Institutional Shares for the Year                                    Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         26,968,302     $   371,823,883
Shares issued resulting
  from reorganization ..................          1,384,811          18,375,947
Shares issued resulting from
  reinvestment of distributions ........          3,426,399          45,621,028
                                            -----------------------------------
Total issued ...........................         31,779,512         435,820,858
Shares redeemed ........................        (12,354,857)       (169,730,505)
                                            -----------------------------------
Net increase ...........................         19,424,655     $   266,090,353
                                            ===================================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                    Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         16,652,465     $   209,256,024
Shares issued resulting from
  reinvestment of distributions ........            241,544           2,871,965
                                            -----------------------------------
Total issued ...........................         16,894,009         212,127,989
Shares redeemed ........................         (8,200,059)       (103,663,058)
                                            -----------------------------------
Net increase ...........................          8,693,950     $   108,464,931
                                            ===================================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                       Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         30,806,771     $   417,178,270
Shares issued resulting
  from reorganization ..................            840,871          10,983,495
Automatic conversion of shares .........          2,008,639          27,051,237
Shares issued resulting from
  reinvestment of distributions ........          4,384,870          57,558,522
                                            -----------------------------------
Total issued ...........................         38,041,151         512,771,524
Shares redeemed ........................        (12,782,750)       (172,781,856)
                                            -----------------------------------
Net increase ...........................         25,258,401     $   339,989,668
                                            ===================================

-------------------------------------------------------------------------------
Investor A Shares for the Year                                       Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         21,630,751     $   269,694,087
Automatic conversion of shares .........          1,329,966          16,528,220
Shares issued resulting from
  reinvestment of distributions ........            276,770           3,252,048
                                            -----------------------------------
Total issued ...........................         23,237,487         289,474,355
Shares redeemed ........................        (10,104,529)       (126,772,449)
                                            -----------------------------------
Net increase ...........................         13,132,958     $   162,701,906
                                            ===================================

-------------------------------------------------------------------------------
BlackRock Large Cap Core Fund (continued)
-------------------------------------------------------------------------------
Investor B Shares for the Year                                       Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,931,881     $    76,856,340
Shares issued resulting
  from reorganization ..................          1,421,696          17,703,160
Shares issued resulting from
  reinvestment of distributions ........          2,469,644          31,026,897
                                            -----------------------------------
Total issued ...........................          9,823,221         125,586,397
                                            -----------------------------------
Automatic conversion of shares .........         (2,100,430)        (27,051,237)
Shares redeemed ........................         (8,481,854)       (109,620,287)
                                            -----------------------------------
Total redeemed .........................        (10,582,284)       (136,671,524)
                                            -----------------------------------
Net decrease ...........................           (759,063)    $   (11,085,127)
                                            ===================================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                       Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,261,231     $    86,386,499
Shares issued resulting from
  reinvestment of distributions ........            272,886           3,083,617
                                            -----------------------------------
Total issued ...........................          7,534,117          89,470,116
                                            -----------------------------------
Automatic conversion of shares .........         (1,386,617)        (16,528,220)
Shares redeemed ........................         (8,651,655)       (102,765,876)
                                            -----------------------------------
Total redeemed .........................        (10,038,272)       (119,294,096)
                                            -----------------------------------
Net decrease ...........................         (2,504,155)    $   (29,823,980)
                                            ===================================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                       Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         34,794,418     $   449,644,683
Shares issued resulting
  from reorganization ..................          1,340,290          16,648,081
Shares issued resulting from
  reinvestment of distributions ........          5,198,202          65,153,921
                                            -----------------------------------
Total issued ...........................         41,332,910         531,446,685
Shares redeemed ........................        (11,945,575)       (153,906,063)
                                            -----------------------------------
Net increase ...........................         29,387,335     $   377,540,622
                                            ===================================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                       Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         26,855,950     $   320,056,553
Shares issued resulting from
  reinvestment of distributions ........            316,872           3,580,652
                                            -----------------------------------
Total issued ...........................         27,172,822         323,637,205
Shares redeemed ........................         (8,010,043)        (95,860,544)
                                            -----------------------------------
Net increase ...........................         19,162,779     $   227,776,661
                                            ===================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                          Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,430,000     $    84,582,630
Shares issued resulting from
  reorganization .......................                175               2,220
Shares issued resulting from
  reinvestment of distributions ........            436,970           5,582,992
                                            -----------------------------------
Total issued ...........................          6,867,145          90,167,842
Shares redeemed ........................         (2,503,760)        (32,791,821)
                                            -----------------------------------
Net increase ...........................          4,363,385     $    57,376,021
                                            ===================================


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      33

                                          BlackRock Large Cap Series Funds, Inc.

-------------------------------------------------------------------------------
BlackRock Large Cap Core Fund (concluded)
-------------------------------------------------------------------------------
Class R Shares for the Year                                          Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,599,772     $    43,887,267
Shares issued resulting from
  reinvestment of distributions ........             13,432             154,059
                                            -----------------------------------
Total issued ...........................          3,613,204          44,041,326
Shares redeemed ........................         (1,348,354)        (16,500,842)
                                            -----------------------------------
Net increase ...........................          2,264,850     $    27,540,484
                                            ===================================

BlackRock Large Cap Growth Fund

Net increase in net assets derived from capital share transactions was $230,644,704 and $102,839,683 for the years ended October 31, 2006 and October 31, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund
-------------------------------------------------------------------------------
Institutional Shares for the Year                                    Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         11,925,860     $   124,059,637
Shares issued resulting from
  reorganization .......................          1,465,913          15,537,208
                                            -----------------------------------
Total issued ...........................         13,391,773         139,596,845
Shares redeemed ........................         (6,839,045)        (69,050,639)
                                            -----------------------------------
Net increase ...........................          6,552,728     $    70,546,206
                                            ===================================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                    Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,718,763     $    69,629,558
Shares redeemed ........................         (3,522,654)        (31,902,918)
                                            -----------------------------------
Net increase ...........................          4,196,109     $    37,726,640
                                            ===================================

-------------------------------------------------------------------------------
Service Shares for the Period
October 2, 2006+ to                                                  Dollar
October 31, 2006                                 Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................              4,352     $        45,215
Shares issued resulting from
  reorganization .......................            478,968           5,075,631
                                            -----------------------------------
Total issued ...........................            483,320           5,120,846
Shares redeemed ........................            (11,280)           (119,891)
                                            -----------------------------------
Net increase ...........................            472,040     $     5,000,955
                                            ===================================
+     Commencement of operations.

-------------------------------------------------------------------------------
Investor A Shares for the Year                                       Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          9,836,838     $    99,767,111
Shares issued resulting from
  reorganization .......................          1,545,391          16,095,245
Automatic conversion of shares .........          1,109,567          11,105,497
                                            -----------------------------------
Total issued ...........................         12,491,796         126,967,853
Shares redeemed ........................         (3,852,495)        (38,671,848)
                                            -----------------------------------
Net increase ...........................          8,639,301     $    88,296,005
                                            ===================================

-------------------------------------------------------------------------------
BlackRock Large Cap Growth Fund (concluded)
-------------------------------------------------------------------------------
Investor A Shares for the Year                                       Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          6,552,650     $    58,552,118
Automatic conversion of shares .........            479,396           4,340,086
                                            -----------------------------------
Total issued ...........................          7,032,046          62,892,204
Shares redeemed ........................         (2,602,492)        (23,247,423)
                                            -----------------------------------
Net increase ...........................          4,429,554     $    39,644,781
                                            ===================================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                       Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,316,837     $    32,021,170
Shares issued resulting from
  reorganization .......................            831,350           8,218,730
                                            -----------------------------------
Total issued ...........................          4,148,187          40,239,900
                                            -----------------------------------
Automatic conversion of shares .........         (1,164,369)        (11,105,497)
Shares redeemed ........................         (3,013,347)        (28,784,814)
                                            -----------------------------------
Total redeemed .........................         (4,177,716)        (39,890,311)
                                            -----------------------------------
Net increase (decrease) ................            (29,529)    $       349,589
                                            ===================================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                       Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,379,386     $    29,012,975
                                            -----------------------------------
Automatic conversion of shares .........           (499,699)         (4,340,086)
Shares redeemed ........................         (3,768,945)        (32,206,346)
                                            -----------------------------------
Total redeemed .........................         (4,268,644)        (36,546,432)
                                            -----------------------------------
Net decrease ...........................           (889,258)    $    (7,533,457)
                                            ===================================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                       Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          7,848,897     $    75,488,161
Shares issued resulting
  from reorganization ..................            253,461           2,503,179
                                            -----------------------------------
Total issued ...........................          8,102,358          77,991,340
Shares redeemed ........................         (3,584,176)        (34,288,057)
                                            -----------------------------------
Net increase ...........................          4,518,182     $    43,703,283
                                            ===================================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                       Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,368,655     $    45,981,773
Shares redeemed ........................         (3,102,840)        (26,622,404)
                                            -----------------------------------
Net increase ...........................          2,265,815     $    19,359,369
                                            ===================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                          Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          3,772,105     $    37,223,992
Shares redeemed ........................         (1,475,670)        (14,475,326)
                                            -----------------------------------
Net increase ...........................          2,296,435     $    22,748,666
                                            ===================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                          Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,649,241     $    23,240,567
Shares redeemed ........................         (1,096,413)         (9,598,217)
                                            -----------------------------------
Net increase ...........................          1,552,828     $    13,642,350
                                            ===================================


34      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

                                          BlackRock Large Cap Series Funds, Inc.

BlackRock Large Cap Value Fund

Net increase in net assets derived from capital share transactions was $2,061,799,094 and $576,505,050 for the years ended October 31, 2006 and October 31, 2005, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
BlackRock Large Cap Value Fund
-------------------------------------------------------------------------------
Institutional Shares for the Year                                    Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         33,588,560     $   609,452,743
Shares issued resulting from
  reorganization .......................          5,326,567         100,150,108
Shares issued resulting from
  reinvestment of distributions ........          1,393,347          24,275,076
                                            -----------------------------------
Total issued ...........................         40,308,474         733,877,927
Shares redeemed ........................        (14,144,837)       (258,308,351)
                                            -----------------------------------
Net increase ...........................         26,163,637     $   475,569,576
                                            ===================================

-------------------------------------------------------------------------------
Institutional Shares for the Year                                    Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         17,058,691     $   286,306,800
Shares issued resulting from
  reinvestment of distributions ........            549,731           8,245,964
                                            -----------------------------------
Total issued ...........................         17,608,422         294,552,764
Shares redeemed ........................         (4,781,111)        (77,304,760)
                                            -----------------------------------
Net increase ...........................         12,827,311     $   217,248,004
                                            ===================================

-------------------------------------------------------------------------------
Service Shares for the Period
October 2, 2006+                                                     Dollar
to October 31, 2006                              Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................              4,292     $        79,918
Shares issued resulting from
  reorganization .......................          1,323,427          24,877,778
                                            -----------------------------------
Total issued ...........................          1,327,719          24,957,696
Shares redeemed ........................            (17,556)           (333,427)
                                            -----------------------------------
Net increase ...........................          1,310,163     $    24,624,269
                                            ===================================
+     Commencement of operations.

-------------------------------------------------------------------------------
Investor A Shares for the Year                                       Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         63,546,739     $ 1,124,469,647
Shares issued resulting from
  reorganization .......................          9,040,105         167,160,591
Automatic conversion of shares .........          1,328,996          23,420,477
Shares issued resulting from
  reinvestment of distributions ........          1,729,174          30,341,226
                                            -----------------------------------
Total issued ...........................         75,645,014       1,345,391,941
Shares redeemed ........................         (9,018,321)       (161,753,348)
                                            -----------------------------------
Net increase ...........................         66,626,693     $ 1,183,638,593
                                            ===================================

-------------------------------------------------------------------------------
BlackRock Large Cap Value Fund (continued)
-------------------------------------------------------------------------------
Investor A Shares for the Year                                       Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         14,908,526     $   240,034,025
Automatic conversion of shares .........            939,374          14,950,013
Shares issued resulting from
  reinvestment of distributions ........            493,981           7,315,852
                                            -----------------------------------
Total issued ...........................         16,341,881         262,299,890
Shares redeemed ........................         (5,469,730)        (88,547,806)
                                            -----------------------------------
Net increase ...........................         10,872,151     $   173,752,084
                                            ===================================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                       Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,117,800     $    70,080,431
Shares issued resulting from
  reorganization .......................          2,302,755          40,586,052
Shares issued resulting from
  reinvestment of distributions ........            614,319          10,065,944
                                            -----------------------------------
Total issued ...........................          7,034,874         120,732,427
                                            -----------------------------------
Automatic conversion of shares .........         (1,388,752)        (23,420,477)
Shares redeemed ........................         (4,421,507)        (75,511,208)
                                            -----------------------------------
Total redeemed .........................         (5,810,259)        (98,931,685)
                                            -----------------------------------
Net increase ...........................          1,224,615     $    21,800,742
                                            ===================================

-------------------------------------------------------------------------------
Investor B Shares for the Year                                       Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          4,746,786     $    72,547,018
Shares issued resulting from
  reinvestment of distributions ........            645,906           9,204,154
                                            -----------------------------------
Total issued ...........................          5,392,692          81,751,172
                                            -----------------------------------
Automatic conversion of shares .........           (978,449)        (14,950,013)
Shares redeemed ........................         (4,040,521)        (61,542,283)
                                            -----------------------------------
Total redeemed .........................         (5,018,970)        (76,492,296)
                                            -----------------------------------
Net increase ...........................            373,722     $     5,258,876
                                            ===================================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                       Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         21,100,602     $   358,619,070
Shares issued resulting from
  reorganization .......................            629,971          11,074,264
Shares issued resulting from
  reinvestment of distributions ........          1,122,091          18,345,447
                                            -----------------------------------
Total issued ...........................         22,852,664         388,038,781
Shares redeemed ........................         (5,721,171)        (97,483,736)
                                            -----------------------------------
Net increase ...........................         17,131,493     $   290,555,045
                                            ===================================

-------------------------------------------------------------------------------
Investor C Shares for the Year                                       Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................         12,540,291     $   192,758,758
Shares issued resulting from
  reinvestment of distributions ........            699,915           9,966,785
                                            -----------------------------------
Total issued ...........................         13,240,206         202,725,543
Shares redeemed ........................         (3,482,254)        (53,395,043)
                                            -----------------------------------
Net increase ...........................          9,757,952     $   149,330,500
                                            ===================================


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      35

                                          BlackRock Large Cap Series Funds, Inc.

-------------------------------------------------------------------------------
BlackRock Large Cap Value Fund (concluded)
-------------------------------------------------------------------------------
Class R Shares for the Year                                          Dollar
Ended October 31, 2006                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          5,076,346     $    88,344,587
Shares issued resulting from
  reinvestment of distributions ........            148,464           2,474,052
                                            -----------------------------------
Total issued ...........................          5,224,810          90,818,639
Shares redeemed ........................         (1,446,630)        (25,207,770)
                                            -----------------------------------
Net increase ...........................          3,778,180     $    65,610,869
                                            ===================================

-------------------------------------------------------------------------------
Class R Shares for the Year                                          Dollar
Ended October 31, 2005                           Shares              Amount
-------------------------------------------------------------------------------
Shares sold ............................          2,583,162     $    40,275,219
Shares issued resulting from
  reinvestment of distributions ........             48,890             707,934
                                            -----------------------------------
Total issued ...........................          2,632,052          40,983,153
Shares redeemed ........................           (641,770)        (10,067,567)
                                            -----------------------------------
Net increase ...........................          1,990,282     $    30,915,586
                                            ===================================

5. Distributions to Shareholders:

BlackRock Large Cap Core Fund

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                     10/31/2006      10/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..............................    $ 31,667,962              --
  Net long-term capital gains ..................     199,803,562    $ 14,577,064
                                                    ----------------------------
Total taxable distributions ....................    $231,471,524    $ 14,577,064
                                                    ============================

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net .......................    $          --
Undistributed long-term capital gains -- net ...............       77,139,866
                                                                -------------
Total undistributed earnings -- net ........................       77,139,866
Capital loss carryforward ..................................      (70,935,568)*
Unrealized gains -- net ....................................      607,838,063**
                                                                -------------
Total accumulated earnings -- net ..........................    $ 614,042,361
                                                                =============

* On October 31, 2006, the Fund had a net capital loss carryforward of $70,935,568, of which $27,053,742 expires in 2008, $26,081,669 expires in
      2009, $14,800,383 expires in 2010 and $2,999,774 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, a limitation on the utilization of capital loss carryforwards for tax purposes and other book/tax temporary differences.

BlackRock Large Cap Growth Fund

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net .......................    $          --
Undistributed long-term capital gains -- net ...............        3,032,586
                                                                -------------
Total undistributed earnings -- net ........................        3,032,586
Capital loss carryforward ..................................      (51,746,631)*
Unrealized gains -- net ....................................      100,869,190**
                                                                -------------
Total accumulated earnings -- net ..........................    $  52,155,145
                                                                =============

* On October 31, 2006, the Fund had a net capital loss carryforward of $51,746,631, of which $2,612,498 expires in 2007, $16,739,229 expires in
      2008, $6,082,996 expires in 2009 and $26,311,908 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

BlackRock Large Cap Value Fund

The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 was as follows:

--------------------------------------------------------------------------------
                                                     10/31/2006      10/31/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ..............................    $ 26,422,202    $         --
  Net long-term capital gains ..................     105,314,293      38,689,437
                                                    ----------------------------
Total taxable distributions ....................    $131,736,495    $ 38,689,437
                                                    ============================

As of October 31, 2006, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed ordinary income -- net .......................    $          --
Undistributed long-term capital gains -- net ...............       63,273,313
                                                                -------------
Total undistributed earnings -- net ........................       63,273,313
Capital loss carryforward ..................................          (67,982)*
Unrealized gains -- net ....................................      554,823,190**
                                                                -------------
Total accumulated earnings -- net ..........................    $ 618,028,521
                                                                =============

* On October 31, 2006, the Fund had a net capital loss carryforward of $67,982, all of which expires in 2010. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales.

6. Acquisition of Merrill Lynch Disciplined Equity Fund, Inc. and Merrill Lynch Strategy All-Equity Fund of Merrill Lynch Strategy Series, Inc.:

On August 28, 2006, BlackRock Large Cap Core Fund ("Large Cap Core") acquired all of the net assets of Merrill Lynch Disciplined Equity Fund, Inc. ("Disciplined Equity") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 2,358,720 shares of common stock of Disciplined Equity for 2,086,220 shares of common stock of


36      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Notes to Financial Statements (concluded)
                                          BlackRock Large Cap Series Funds, Inc.

Large Cap Core. Disciplined Equity's net assets on that date of $26,605,213, including $1,908,052 of accumulated net realized losses and $4,652,234 of net unrealized appreciation, were combined with those of Large Cap Core.

In addition, on August 28, 2006, Large Cap Core acquired all of the net assets of Merrill Lynch Strategy All-Equity Fund of Merrill Lynch Strategy Series, Inc. ("All-Equity") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 4,012,844 shares of common stock of All-Equity for 2,901,623 shares of common stock of Large Cap Core. All-Equity's net assets on that date of $37,107,690, included $20,729,312 of accumulated net realized losses. In addition, net assets included $9,713,748 of net unrealized appreciation from an in-kind contribution of investment in the Series were combined with those of Large Cap Core. The aggregate net assets of Large Cap Core immediately after the acquisitions amounted to $3,420,420,734.

7. Acquisition of BlackRock Large Cap Growth Equity Portfolio of BlackRock
Funds:

On October 16, 2006, BlackRock Large Cap Growth Fund ("Large Cap Growth") acquired all of the net assets of BlackRock Large Cap Growth Equity Portfolio of BlackRock Funds ("Large Cap Growth Equity") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 4,534,354 shares of beneficial interest of Large Cap Growth Equity for 4,575,083 shares of common stock of Large Cap Growth. Large Cap Growth Equity's net assets on that date of $47,429,993, including $373,574,739 of accumulated net realized losses and $10,864,916 of net unrealized appreciation, were combined with those of Large Cap Growth. The aggregate net assets of Large Cap Growth immediately after the acquisition amounted to $771,020,699.

8. Acquisition of BlackRock Large Cap Value Equity Portfolio of BlackRock Funds:

On October 16, 2006, BlackRock Large Cap Value Fund ("Large Cap Value") acquired all of the net assets of BlackRock Large Cap Value Equity Portfolio of BlackRock Funds ("Large Cap Value Equity") pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 21,309,927 shares of beneficial interest of Large Cap Value Equity for 18,622,825 shares of common stock of Large Cap Value. Large Cap Value Equity's net assets on that date of $343,848,793, including $2,038,887 of accumulated net realized losses and $88,614,304 of net unrealized appreciation, were combined with those of Large Cap Value. The aggregate net assets of Large Cap Value immediately after the acquisition amounted to $3,731,572,146.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      37

Report of Independent Registered Public Accounting Firm
                                          BlackRock Large Cap Series Funds, Inc.

To the Shareholders and Board of Directors of BlackRock Large Cap Series Funds,
Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Large Cap Series Funds, Inc. (the "Fund"), comprising BlackRock Large Cap Core Fund, BlackRock Large Cap Growth Fund and BlackRock Large Cap Value Fund (formerly Merrill Lynch Large Cap Series Funds, Inc., comprising Merrill Lynch Large Cap Core Fund, Merrill Lynch Large Cap Growth Fund and Merrill Lynch Large Cap Value Fund), respectively, as of October 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting BlackRock Large Cap Series Funds, Inc. as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 21, 2006


38      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Portfolio Information as of October 31, 2006    Master Large Cap Series Trust


Sector Representation

                                                                      Percent of
Master Large Cap Core Portfolio                                Total Investments
--------------------------------------------------------------------------------
Information Technology ...........................................      16.1%
Consumer Discretionary ...........................................      15.7
Energy ...........................................................      12.7
Health Care ......................................................      11.9
Industrials ......................................................      10.9
Financials .......................................................      10.5
Materials ........................................................       3.5
Consumer Staples .................................................       3.4
Telecommunication Services .......................................       1.0
Other* ...........................................................      14.3
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Growth Portfolio                              Total Investments
--------------------------------------------------------------------------------
Information Technology ...........................................      26.4%
Consumer Discretionary ...........................................      18.2
Industrials ......................................................      15.9
Health Care ......................................................      11.1
Financials .......................................................       5.3
Energy ...........................................................       4.9
Consumer Staples .................................................       3.6
Materials ........................................................       3.5
Other* ...........................................................      11.1
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Value Portfolio                               Total Investments
--------------------------------------------------------------------------------
Financials .......................................................      22.8%
Energy ...........................................................      15.4
Information Technology ...........................................      11.0
Consumer Discretionary ...........................................      10.8
Industrials ......................................................       8.8
Health Care ......................................................       8.3
Consumer Staples .................................................       4.4
Materials ........................................................       3.4
Telecommunication Services .......................................       1.5
Other* ...........................................................      13.6
--------------------------------------------------------------------------------

*     Includes portfolio holdings in short-term investments.

      For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease.


Five Largest Industries

                                                                      Percent of
Master Large Cap Core Portfolio                                       Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ......................................      14.8%
Specialty Retail .................................................       7.5
Health Care Providers & Services .................................       7.3
Semiconductors & Semiconductor Equipment .........................       5.8
Software .........................................................       5.0
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Growth Portfolio                                     Net Assets
--------------------------------------------------------------------------------
Software .........................................................       9.7%
Specialty Retail .................................................       8.8
Semiconductor & Semiconductor Equipment ..........................       7.6
Health Care Providers & Services .................................       6.5
Multiline Retail .................................................       5.8
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Value Portfolio                                      Net Assets
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels ......................................      17.8%
Diversified Financial Services ...................................      10.0
Insurance ........................................................       9.1
Capital Markets ..................................................       6.0
Health Care Providers and Services ...............................       4.2
--------------------------------------------------------------------------------


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      39

Portfolio Information as of October 31, 2006 (concluded)
                                                   Master Large Cap Series Trust

Ten Largest Equity Holdings

                                                                      Percent of
Master Large Cap Core Portfolio                                       Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ................................................       4.2%
JPMorgan Chase & Co. .............................................       2.2
Chevron Corp. ....................................................       2.1
Cisco Systems, Inc. ..............................................       2.0
Hewlett-Packard Co. ..............................................       1.8
General Electric Co. .............................................       1.7
Morgan Stanley ...................................................       1.6
Goldman Sachs Group, Inc. ........................................       1.5
Merck & Co., Inc. ................................................       1.5
Walt Disney Co. ..................................................       1.4
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Growth Portfolio                                     Net Assets
--------------------------------------------------------------------------------
Cisco Systems, Inc. ..............................................       3.0%
Oracle Corp. .....................................................       1.9
Hewlett-Packard Co. ..............................................       1.9
Goldman Sachs Group, Inc. ........................................       1.8
Texas Instruments, Inc. ..........................................       1.7
Motorola, Inc. ...................................................       1.6
Microsoft Corp. ..................................................       1.6
Lockheed Martin Corp. ............................................       1.5
Exxon Mobil Corp. ................................................       1.4
The DIRECTV Group, Inc. ..........................................       1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Master Large Cap Value Portfolio                                      Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp. ................................................       7.0%
Citigroup Inc. ...................................................       4.7
JPMorgan Chase & Co. .............................................       3.4
Chevron Corp. ....................................................       3.2
Morgan Stanley ...................................................       2.1
Merck & Co., Inc. ................................................       1.9
Bank of America Corp. ............................................       1.9
Hewlett Packard Co. ..............................................       1.6
The Allstate Corp. ...............................................       1.6
Occidental Petroleum Corp. .......................................       1.6
--------------------------------------------------------------------------------


40      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Schedule of Investments                          Master Large Cap Core Portfolio

                                                                     Shares
Sector         Industry         Common Stocks                          Held               Value
====================================================================================================
Consumer Discretionary--18.4%
               Auto Components--0.6%
               The Goodyear Tire & Rubber Co. (c)(d)              1,610,000           $   24,681,300
               -------------------------------------------------------------------------------------
               Automobiles--1.9%
               General Motors Corp. (d)                           1,270,000               44,348,400
               Harley-Davidson, Inc. (d)                            440,000               30,197,200
                                                                                      --------------
                                                                                          74,545,600
               -------------------------------------------------------------------------------------
               Hotels, Restaurants &
               Leisure--0.6%
               Darden Restaurants, Inc. (d)                         500,000               20,950,000
               -------------------------------------------------------------------------------------
               Media--3.9%
               Clear Channel Communications, Inc.                   140,000                4,879,000
               The DIRECTV Group, Inc. (c)(d)                     2,050,000               45,674,000
               Omnicom Group                                        443,000               44,942,350
               Walt Disney Co. (d)                                1,780,000               55,998,800
                                                                                      --------------
                                                                                         151,494,150
               -------------------------------------------------------------------------------------
               Multiline Retail--3.9%
               Dillard's, Inc. Class A (d)                          440,000               13,274,800
               Dollar Tree Stores, Inc. (c)                          90,000                2,798,100
               JC Penney Co., Inc.                                  600,000               45,138,000
               Kohl's Corp. (c)(d)                                  660,000               46,596,000
               Nordstrom, Inc. (d)                                  890,000               42,141,500
                                                                                      --------------
                                                                                         149,948,400
               -------------------------------------------------------------------------------------
               Specialty Retail--7.5%
               Abercrombie & Fitch Co. Class A                      540,000               41,391,000
               American Eagle Outfitters (d)                        890,000               40,762,000
               AnnTaylor Stores Corp. (c)                           770,000               33,895,400
               AutoNation, Inc. (c)(d)                              420,000                8,421,000
               Circuit City Stores, Inc.                          1,370,000               36,962,600
               Dick's Sporting Goods, Inc. (c)(d)                   140,000                6,966,400
               Office Depot, Inc. (c)                             1,020,000               42,829,800
               OfficeMax, Inc.                                      260,000               12,370,800
               The Sherwin-Williams Co.                             400,000               23,692,000
               TJX Cos., Inc.                                     1,470,000               42,556,500
                                                                                      --------------
                                                                                         289,847,500
               -------------------------------------------------------------------------------------
               Total Consumer Discretionary                                              711,466,950
====================================================================================================
Consumer Staples--3.9%
               Food & Staples Retailing--2.2%
               The Kroger Co.                                     1,790,000               40,257,100
               Safeway, Inc.                                      1,500,000               44,040,000
                                                                                      --------------
                                                                                          84,297,100
               -------------------------------------------------------------------------------------
               Food Products--1.0%
               Archer Daniels Midland Co.                         1,027,500               39,558,750
               -------------------------------------------------------------------------------------
               Household Products--0.5%
               The Procter & Gamble Co.                             320,000               20,284,800
               -------------------------------------------------------------------------------------
               Tobacco--0.2%
               Altria Group, Inc.                                   110,000                8,946,300
               -------------------------------------------------------------------------------------
               Total Consumer Staples                                                    153,086,950
====================================================================================================
Energy--14.8%
               Oil, Gas & Consumable
               Fuels--14.8%
               Anadarko Petroleum Corp.                             850,000               39,457,000
               Chevron Corp.                                      1,220,000               81,984,000
               Devon Energy Corp.                                   630,000               42,109,200
               Exxon Mobil Corp.                                  2,260,000              161,409,200
               Frontier Oil Corp.                                 1,370,000               40,278,000
               Holly Corp.                                          830,000               39,474,800
               Marathon Oil Corp.                                   560,000               48,384,000
               Occidental Petroleum Corp.                         1,050,000               49,287,000
               Sunoco, Inc.                                         483,300               31,960,629
               Tesoro Corp.                                         620,000               39,642,800
               -------------------------------------------------------------------------------------
               Total Energy                                                              573,986,629
====================================================================================================
Financials--12.2%
               Capital Markets--4.3%
               The Bear Stearns Cos., Inc.                          310,000               46,918,500
               Goldman Sachs Group, Inc. (d)                        310,000               58,834,900
               Morgan Stanley                                       816,000               62,366,880
                                                                                      --------------
                                                                                         168,120,280
               -------------------------------------------------------------------------------------
               Diversified Financial
               Services--4.1%
               Bank of America Corp.                                583,500               31,433,145
               Citigroup Inc.                                       860,000               43,137,600
               JPMorgan Chase & Co.                               1,800,000               85,392,000
                                                                                      --------------
                                                                                         159,962,745
               -------------------------------------------------------------------------------------
               Insurance--3.8%
               AMBAC Financial Group, Inc.                          260,000               21,707,400
               The Allstate Corp.                                   810,000               49,701,600
               American International Group, Inc.                    60,000                4,030,200
               Prudential Financial, Inc.                           200,000               15,386,000
               Safeco Corp.                                          80,000                4,655,200
               The St. Paul Travelers Cos., Inc.                    723,400               36,987,442
               W.R. Berkley Corp.                                   345,750               12,744,345
                                                                                      --------------
                                                                                         145,212,187
               -------------------------------------------------------------------------------------
               Total Financials                                                          473,295,212
====================================================================================================
Health Care--13.9%
               Health Care Equipment &
               Supplies--0.4%
               Becton Dickinson & Co.                               240,000               16,807,200
               -------------------------------------------------------------------------------------
               Health Care Providers &
               Services--7.3%
               AmerisourceBergen Corp.                              876,000               41,347,200
               Cardinal Health, Inc.                                624,000               40,840,800
               Caremark Rx, Inc.                                    920,000               45,291,600
               Humana, Inc. (c)                                     680,000               40,800,000
               Laboratory Corp. of America
                 Holdings (c)(d)                                    610,000               41,778,900
               McKesson Corp.                                       740,000               37,066,600
               WellPoint, Inc. (c)                                  504,000               38,465,280
                                                                                      --------------
                                                                                         285,590,380
               -------------------------------------------------------------------------------------
               Health Care Technology--0.6%
               Emdeon Corp. (c)                                   1,918,000               22,344,700
               -------------------------------------------------------------------------------------


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      41

Schedule of Investments (continued)              Master Large Cap Core Portfolio

                                                                     Shares
Sector         Industry         Common Stocks                          Held               Value
====================================================================================================
Health Care (concluded)
               Life Sciences Tools &
               Services--0.6%
               Applera Corp.--Applied
                 Biosystems Group                                   600,000           $   22,380,000
               -------------------------------------------------------------------------------------
               Pharmaceuticals--5.0%
               Forest Laboratories, Inc. (c)(d)                     900,000               44,046,000
               Johnson & Johnson                                    270,000               18,198,000
               King Pharmaceuticals, Inc. (c)(d)                  1,211,000               20,260,030
               Merck & Co., Inc.                                  1,240,000               56,320,800
               Pfizer, Inc.                                       2,038,000               54,312,700
                                                                                      --------------
                                                                                         193,137,530
               -------------------------------------------------------------------------------------
               Total Health Care                                                         540,259,810
====================================================================================================
Industrials--12.7%
               Aerospace & Defense--3.6%
               Honeywell International, Inc.                      1,150,000               48,438,000
               Lockheed Martin Corp.                                560,000               48,680,800
               Raytheon Co.                                         867,200               43,316,640
                                                                                      --------------
                                                                                         140,435,440
               -------------------------------------------------------------------------------------
               Airlines--2.2%
               AMR Corp. (c)(d)                                   1,490,000               42,226,600
               Continental Airlines, Inc. Class B (c)(d)          1,120,000               41,305,600
                                                                                      --------------
                                                                                          83,532,200
               -------------------------------------------------------------------------------------
               Commercial Services &
               Supplies--2.0%
               Covanta Holding Corp. (c)                            440,000                8,945,200
               Manpower Inc.                                        390,000               26,430,300
               Waste Management, Inc.                             1,168,000               43,776,640
                                                                                      --------------
                                                                                          79,152,140
               -------------------------------------------------------------------------------------
               Diversified Consumer
               Services--0.4%
               ITT Educational Services, Inc. (c)                   220,000               15,169,000
               -------------------------------------------------------------------------------------
               Industrial Conglomerates--1.7%
               General Electric Co.                               1,840,000               64,602,400
               -------------------------------------------------------------------------------------
               Machinery--1.6%
               Cummins, Inc. (d)                                    290,000               36,824,200
               Manitowoc Co.                                        176,000                9,658,880
               Terex Corp. (c)                                      150,000                7,764,000
               Toro Co.                                             210,000                9,063,600
                                                                                      --------------
                                                                                          63,310,680
               -------------------------------------------------------------------------------------
               Road & Rail--1.2%
               CSX Corp. (d)                                      1,170,000               41,733,900
               Ryder System, Inc.                                    90,000                4,738,500
                                                                                      --------------
                                                                                          46,472,400
               -------------------------------------------------------------------------------------
               Total Industrials                                                         492,674,260
====================================================================================================
Information Technology--18.8%
               Communications Equipment--3.4%
               Cisco Systems, Inc. (c)                            3,260,000               78,663,800
               Motorola, Inc.                                     2,360,000               54,421,600
                                                                                      --------------
                                                                                         133,085,400
               -------------------------------------------------------------------------------------
               Computers & Peripherals--3.5%
               Hewlett-Packard Co.                                1,820,000               70,506,800
               International Business Machines Corp.                400,000               36,932,000
               NCR Corp. (c)                                        653,000               27,112,560
                                                                                      --------------
                                                                                         134,551,360
               -------------------------------------------------------------------------------------
               Office Electronics--1.1%
               Xerox Corp. (c)                                    2,570,000               43,690,000
               -------------------------------------------------------------------------------------
               Semiconductors & Semiconductor
               Equipment--5.8%
               Intersil Corp. Class A (d)                         1,130,000               26,498,500
               LSI Logic Corp. (c)                                3,100,000               31,155,000
               Micron Technology, Inc. (c)                        2,720,000               39,304,000
               National Semiconductor Corp. (d)                   1,410,000               34,248,900
               Novellus Systems, Inc. (c)(d)                      1,430,000               39,539,500
               Texas Instruments, Inc.                            1,710,000               51,607,800
                                                                                      --------------
                                                                                         222,353,700
               -------------------------------------------------------------------------------------
               Software--5.0%
               BEA Systems, Inc. (c)                              2,630,000               42,790,100
               BMC Software, Inc. (c)                             1,370,000               41,524,700
               Cadence Design Systems, Inc. (c)                     410,000                7,322,600
               Compuware Corp. (c)                                1,110,000                8,924,400
               Intuit, Inc. (c)(d)                                1,220,000               43,066,000
               Microsoft Corp.                                    1,130,000               32,442,300
               Oracle Corp. (c)                                   1,000,000               18,470,000
                                                                                      --------------
                                                                                         194,540,100
               -------------------------------------------------------------------------------------
               Total Information Technology                                              728,220,560
====================================================================================================
Materials--4.1%
               Chemicals--0.3%
               Lyondell Chemical Co.                                430,000               11,038,100
               -------------------------------------------------------------------------------------
               Containers & Packaging--0.7%
               Pactiv Corp. (c)                                     940,000               28,989,600
               -------------------------------------------------------------------------------------
               Metals & Mining--3.1%
               Carpenter Technology Corp. (d)                       330,000               35,306,700
               Freeport-McMoRan Copper &
                 Gold, Inc. Class B (d)                             650,000               39,312,000
               Nucor Corp.                                          760,000               44,391,600
                                                                                      --------------
                                                                                         119,010,300
               -------------------------------------------------------------------------------------
               Total Materials                                                           159,038,000
====================================================================================================
Telecommunications Services--1.2%
               Diversified Telecommunication
               Services--1.2%
               Qwest Communications
                 International Inc. (c)(d)                        5,170,000               44,617,100
               -------------------------------------------------------------------------------------
               Total Telecommunications Services                                          44,617,100
====================================================================================================
               Total Common Stocks
               (Cost--$3,223,063,674)--100.0%                                          3,876,645,471
====================================================================================================

                             Short-Term                          Beneficial
                             Securities                            Interest
====================================================================================================
               BlackRock Liquidity Series, LLC Money
                 Market Series, 5.29% (a)(b)(e)                $648,878,800              648,878,800
               -------------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost--$648,878,800)--16.7%                                               648,878,800
====================================================================================================
               Total Investments
               (Cost--$3,871,942,474*)--116.7%                                         4,525,524,271

               Liabilities in Excess of Other Assets--(16.7%)                           (648,885,481)
                                                                                      --------------
               Net Assets--100.0%                                                     $3,876,638,790
                                                                                      ==============


42      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Schedule of Investments (concluded)              Master Large Cap Core Portfolio

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ........................................    $3,883,911,354
                                                                 ==============
      Gross unrealized appreciation .........................    $  685,050,214
      Gross unrealized depreciation .........................       (43,437,297)
                                                                 --------------
      Net unrealized appreciation ...........................    $  641,612,917
                                                                 ==============

(a) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                     Net              Interest
      Affiliate                                   Activity             Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                     $ (4,121,341)      $    259,462
      BlackRock Liquidity Series, LLC
        Money Market Series                     $512,086,600       $    460,320
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.
(c)   Non-income producing security.
(d)   Security, or a portion of security, is on loan.
(e)   Represents the current yield as of October 31, 2006.
o For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Sectors and industries are shown as a percent of net assets. These sector and industry classifications are unaudited.

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      43

Schedule of Investments                        Master Large Cap Growth Portfolio

                                                                     Shares
Sector         Industry         Common Stocks                          Held               Value
====================================================================================================
Consumer Discretionary--20.4%
               Automobiles--1.3%
               Harley-Davidson, Inc. (d)                            146,000           $   10,019,980
               -------------------------------------------------------------------------------------
               Media--4.5%
               Clear Channel Communications, Inc.                   147,000                5,122,950
               The DIRECTV Group, Inc. (b)(d)                       472,800               10,533,984
               Omnicom Group                                         95,000                9,637,750
               Walt Disney Co.                                      311,800                9,809,228
                                                                                      --------------
                                                                                          35,103,912
               -------------------------------------------------------------------------------------
               Multiline Retail--5.8%
               Dollar Tree Stores, Inc. (b)                         256,000                7,959,040
               Family Dollar Stores, Inc.                           271,000                7,980,950
               JC Penney Co., Inc.                                  136,900               10,298,987
               Kohl's Corp. (b)                                     148,000               10,448,800
               Nordstrom, Inc.                                      194,000                9,185,900
                                                                                      --------------
                                                                                          45,873,677
               -------------------------------------------------------------------------------------
               Specialty Retail--8.8%
               Abercrombie & Fitch Co. Class A                      114,000                8,738,100
               American Eagle Outfitters                            186,000                8,518,800
               AnnTaylor Stores Corp. (b)                           196,000                8,627,920
               Circuit City Stores, Inc.                            267,000                7,203,660
               Dick's Sporting Goods, Inc. (b)                       43,000                2,139,680
               Men's Wearhouse, Inc.                                177,000                7,053,450
               Office Depot, Inc. (b)                               225,700                9,477,143
               The Sherwin-Williams Co. (d)                         142,000                8,410,660
               TJX Cos., Inc.                                       324,000                9,379,800
                                                                                      --------------
                                                                                          69,549,213
               -------------------------------------------------------------------------------------
               Total Consumer Discretionary                                              160,546,782
====================================================================================================
Consumer Staples--4.0%
               Beverages--0.9%
               Pepsi Bottling Group, Inc.                           215,900                6,826,758
               -------------------------------------------------------------------------------------
               Food & Staples Retailing--1.0%
               The Kroger Co.                                       359,000                8,073,910
               -------------------------------------------------------------------------------------
               Food Products--0.2%
               Campbell Soup Co.                                     38,000                1,420,440
               -------------------------------------------------------------------------------------
               Household Durables--1.0%
               Snap-On, Inc. (d)                                    166,000                7,806,980
               -------------------------------------------------------------------------------------
               Household Products--0.9%
               Energizer Holdings, Inc. (b)                          96,400                7,533,660
               -------------------------------------------------------------------------------------
               Total Consumer Staples                                                     31,661,748
====================================================================================================
Energy--5.6%
               Oil, Gas & Consumable
               Fuels--5.6%
               Anadarko Petroleum Corp.                              94,000                4,363,480
               Devon Energy Corp.                                     5,000                  334,200
               Exxon Mobil Corp.                                    151,000               10,784,420
               Frontier Oil Corp.                                   291,400                8,567,160
               Holly Corp. (d)                                      159,000                7,562,040
               Sunoco, Inc.                                          97,000                6,414,610
               Tesoro Corp.                                          89,000                5,690,660
               -------------------------------------------------------------------------------------
               Total Energy                                                               43,716,570
====================================================================================================
Financials--5.9%
               Capital Markets--2.8%
               Goldman Sachs Group, Inc. (d)                         73,000               13,854,670
               Morgan Stanley                                       112,800                8,621,304
                                                                                      --------------
                                                                                          22,475,974
               -------------------------------------------------------------------------------------
               Insurance--3.1%
               AMBAC Financial Group, Inc.                           75,000                6,261,750
               CNA Financial Corp. (b)(d)                           211,000                7,901,950
               The Hanover Insurance Group, Inc.                     55,000                2,494,250
               W.R. Berkley Corp.                                   200,500                7,390,430
                                                                                      --------------
                                                                                          24,048,380
               -------------------------------------------------------------------------------------
               Total Financials                                                           46,524,354
====================================================================================================
Health Care--12.5%
               Biotechnology--0.1%
               Amgen, Inc. (b)                                       13,300                1,009,603
               -------------------------------------------------------------------------------------
               Health Care Equipment &
               Supplies--0.4%
               Baxter International, Inc.                            40,000                1,838,800
               Becton Dickinson & Co.                                20,000                1,400,600
                                                                                      --------------
                                                                                           3,239,400
               -------------------------------------------------------------------------------------
               Health Care Providers &
               Services--6.5%
               AmerisourceBergen Corp.                              128,000                6,041,600
               Cardinal Health, Inc.                                133,000                8,704,850
               Caremark Rx, Inc.                                    206,000               10,141,380
               Coventry Health Care, Inc. (b)                         8,398                  394,286
               Humana, Inc. (b)                                     146,000                8,760,000
               Laboratory Corp. of America
                 Holdings (b)                                       131,000                8,972,190
               McKesson Corp.                                       151,900                7,608,671
               WellPoint, Inc. (b)                                    6,100                  465,552
                                                                                      --------------
                                                                                          51,088,529
               -------------------------------------------------------------------------------------
               Health Care Technology--1.1%
               Emdeon Corp. (b)                                     711,000                8,283,150
               -------------------------------------------------------------------------------------
               Life Sciences Tools &
               Services--1.0%
               Applera Corp.--Applied
                 Biosystems Group                                   217,000                8,094,100
               -------------------------------------------------------------------------------------
               Pharmaceuticals--3.4%
               Forest Laboratories, Inc. (b)(d)                     200,000                9,788,000
               Johnson & Johnson                                     76,600                5,162,840
               Merck & Co., Inc.                                    158,800                7,212,696
               Pfizer, Inc.                                         169,600                4,519,840
                                                                                      --------------
                                                                                          26,683,376
               -------------------------------------------------------------------------------------
               Total Health Care                                                          98,398,158
====================================================================================================
Industrials--17.9%
               Aerospace & Defense--3.9%
               Honeywell International, Inc.                        227,000                9,561,240
               Lockheed Martin Corp.                                134,000               11,648,620
               Raytheon Co.                                         185,000                9,240,750
                                                                                      --------------
                                                                                          30,450,610
               -------------------------------------------------------------------------------------


44      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Schedule of Investments (continued)            Master Large Cap Growth Portfolio

                                                                     Shares
Sector         Industry         Common Stocks                          Held               Value
====================================================================================================
Industrials (concluded)
               Airlines--2.2%
               AMR Corp. (b)                                        301,000           $    8,530,340
               Continental Airlines, Inc. Class B (b)(d)            232,000                8,556,160
                                                                                      --------------
                                                                                          17,086,500
               -------------------------------------------------------------------------------------
               Commercial Services &
               Supplies--3.9%
               Covanta Holding Corp. (b)                            374,000                7,603,420
               Manpower Inc.                                        117,000                7,929,090
               Steelcase, Inc. Class A                              314,000                5,202,980
               Waste Management, Inc.                               255,700                9,583,636
                                                                                      --------------
                                                                                          30,319,126
               -------------------------------------------------------------------------------------
               Diversified Consumer
               Services--1.0%
               ITT Educational Services, Inc. (b)                   119,000                8,205,050
               -------------------------------------------------------------------------------------
               Electrical Equipment--1.7%
               Roper Industries, Inc. (d)                           153,000                7,321,050
               Thomas & Betts Corp. (b)                             119,000                6,132,070
                                                                                      --------------
                                                                                          13,453,120
               -------------------------------------------------------------------------------------
               Industrial Conglomerates--0.7%
               General Electric Co.                                 153,700                5,396,407
               -------------------------------------------------------------------------------------
               Machinery--3.6%
               Cummins, Inc. (d)                                     62,900                7,987,042
               Manitowoc Co.                                        154,000                8,451,520
               Terex Corp. (b)                                       91,900                4,756,744
               Toro Co.                                             165,000                7,121,400
                                                                                      --------------
                                                                                          28,316,706
               -------------------------------------------------------------------------------------
               Road & Rail--0.9%
               Ryder System, Inc. (d)                               135,100                7,113,015
               -------------------------------------------------------------------------------------
               Total Industrials                                                         140,340,534
====================================================================================================
Information Technology--29.7%
               Communications
               Equipment--4.7%
               Cisco Systems, Inc. (b)                              985,200               23,772,876
               Motorola, Inc.                                       556,000               12,821,360
                                                                                      --------------
                                                                                          36,594,236
               -------------------------------------------------------------------------------------
               Computers & Peripherals--2.9%
               Hewlett-Packard Co.                                  392,000               15,186,080
               International Business Machines Corp.                 15,400                1,421,882
               NCR Corp. (b)                                        140,000                5,812,800
                                                                                      --------------
                                                                                          22,420,762
               -------------------------------------------------------------------------------------
               Electronic Equipment &
               Instruments--2.8%
               AVX Corp. (d)                                        412,000                6,493,120
               Agilent Technologies, Inc. (b)                       225,000                8,010,000
               Vishay Intertechnology, Inc. (b)                     527,800                7,120,022
                                                                                      --------------
                                                                                          21,623,142
               -------------------------------------------------------------------------------------
               IT Services--2.0%
               Ceridian Corp. (b)                                   255,000                6,010,350
               Electronic Data Systems Corp.                        282,000                7,143,060
               Paychex, Inc.                                         62,000                2,447,760
               Total System Services, Inc.                           16,000                  385,280
                                                                                      --------------
                                                                                          15,986,450
               -------------------------------------------------------------------------------------
               Semiconductors & Semiconductor
               Equipment--7.6%
               Altera Corp. (b)                                     141,000                2,600,040
               Integrated Device Technology, Inc. (b)               389,000                6,165,650
               Intersil Corp. Class A                               325,000                7,621,250
               LSI Logic Corp. (b)                                  823,000                8,271,150
               Micron Technology, Inc. (b)(d)                       524,000                7,571,800
               National Semiconductor Corp. (d)                     265,000                6,436,850
               Novellus Systems, Inc. (b)                           299,000                8,267,350
               Texas Instruments, Inc. (d)                          436,000               13,158,480
                                                                                      --------------
                                                                                          60,092,570
               -------------------------------------------------------------------------------------
               Software--9.7%
               BEA Systems, Inc. (b)                                555,000                9,029,850
               BMC Software, Inc. (b)                               287,000                8,698,970
               Cadence Design Systems, Inc. (b)(d)                  457,000                8,162,020
               Compuware Corp. (b)                                  585,000                4,703,400
               Intuit, Inc. (b)                                     267,000                9,425,100
               Microsoft Corp.                                      444,000               12,747,240
               Oracle Corp. (b)                                     828,500               15,302,395
               Synopsys, Inc. (b)                                   347,000                7,810,970
                                                                                      --------------
                                                                                          75,879,945
               -------------------------------------------------------------------------------------
               Wireless Telecommunication
               Services--0.0%
               Telephone & Data Systems, Inc.                         5,300                  258,905
               -------------------------------------------------------------------------------------
               Total Information Technology                                              232,856,010
====================================================================================================
Materials--4.0%
               Containers & Packaging--1.1%
               Pactiv Corp. (b)                                     289,000                8,912,760
               -------------------------------------------------------------------------------------
               Metals & Mining--2.9%
               Carpenter Technology Corp.                            72,000                7,703,280
               Freeport-McMoRan Copper &
                 Gold, Inc. Class B (b)(d)                          120,000                7,257,600
               Nucor Corp.                                          125,300                7,318,773
                                                                                      --------------
                                                                                          22,279,653
               -------------------------------------------------------------------------------------
               Total Materials                                                            31,192,413
====================================================================================================
               Total Common Stocks
               (Cost--$682,276,046)--100.0%                                              785,236,569
====================================================================================================

                                Short-Term                       Beneficial
                                Securities                         Interest
====================================================================================================
               BlackRock Liquidity Series, LLC
                 Cash Sweep Series I, 5.22% (a)(c)             $    304,656                  304,656
               BlackRock Liquidity Series, LLC
                 Money Market Series,
                 5.29% (a)(c)(e)                                 97,960,850               97,960,850
               -------------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost--$98,265,506)--12.5%                                                 98,265,506
====================================================================================================
               Total Investments
               (Cost--$780,541,552*)--112.5%                                             883,502,075

               Liabilities in Excess of Other Assets--(12.5%)                            (98,125,274)
                                                                                      --------------
               Net Assets--100.0%                                                     $  785,376,801
                                                                                      ==============


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      45

Schedule of Investments (concluded)            Master Large Cap Growth Portfolio

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................    $ 782,633,533
                                                                  =============
      Unrealized appreciation ................................    $ 111,718,886
      Unrealized depreciation ................................      (10,850,344)
                                                                  -------------
      Net unrealized appreciation ............................    $ 100,868,542
                                                                  =============

(a) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                         Net          Interest
      Affiliate                                        Activity        Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                          $   120,210     $    88,436

      BlackRock Liquidity Series, LLC
        Money Market Series                          $62,261,450     $    73,494
      --------------------------------------------------------------------------

(b)   Non-income producing security.
(c)   Represents the current yield as of October 31, 2006.
(d)   Security, or a portion of security, is on loan.
(e)   Security was purchased with the cash proceeds from securities loans.
o For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Sectors and industries are shown as a percent of net assets. These sector and industry classifications are unaudited.

      See Notes to Financial Statements.


46      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Schedule of Investments                         Master Large Cap Value Portfolio

                                                                     Shares
Sector         Industry         Common Stocks                          Held               Value
====================================================================================================
Consumer Discretionary--12.5%
               Automobiles--1.3%
               General Motors Corp. (d)                           1,440,000           $   50,284,800
               -------------------------------------------------------------------------------------
               Household Durables--0.2%
               Snap-On, Inc.                                        160,000                7,524,800
               -------------------------------------------------------------------------------------
               Leisure Equipment &
               Products--1.4%
               Hasbro, Inc.                                         970,000               25,142,400
               Mattel, Inc.                                       1,340,000               30,324,200
                                                                                      --------------
                                                                                          55,466,600
               -------------------------------------------------------------------------------------
               Media--2.3%
               Clear Channel Communications, Inc. (d)               830,000               28,925,500
               The DIRECTV Group, Inc. (c)                          167,900                3,740,812
               Walt Disney Co. (d)                                1,857,700               58,443,242
                                                                                      --------------
                                                                                          91,109,554
               -------------------------------------------------------------------------------------
               Multiline Retail--4.0%
               Dillard's, Inc. Class A (d)                        1,330,000               40,126,100
               Dollar Tree Stores, Inc. (c)                         840,000               26,115,600
               Family Dollar Stores, Inc.                         1,370,000               40,346,500
               JC Penney Co., Inc.                                  475,600               35,779,388
               Nordstrom, Inc. (d)                                  320,000               15,152,000
                                                                                      --------------
                                                                                         157,519,588
               -------------------------------------------------------------------------------------
               Specialty Retail--3.3%
               AnnTaylor Stores Corp. (c)                           930,000               40,938,600
               AutoNation, Inc. (c)(d)                              100,000                2,005,000
               Circuit City Stores, Inc. (d)                      1,200,000               32,376,000
               Office Depot, Inc. (c)                               780,000               32,752,200
               OfficeMax, Inc.                                      220,000               10,467,600
               The Sherwin-Williams Co.                             210,000               12,438,300
                                                                                      --------------
                                                                                         130,977,700
               -------------------------------------------------------------------------------------
               Total Consumer Discretionary                                              492,883,042
====================================================================================================
Consumer Staples--5.1%
               Beverages--0.6%
               Pepsi Bottling Group, Inc.                           767,300               24,262,026
               -------------------------------------------------------------------------------------
               Food & Staples Retailing--2.5%
               The Kroger Co.                                     2,240,000               50,377,600
               Safeway, Inc. (d)                                  1,610,000               47,269,600
                                                                                      --------------
                                                                                          97,647,200
               -------------------------------------------------------------------------------------
               Food Products--1.1%
               Archer Daniels Midland Co.                         1,157,700               44,571,450
               -------------------------------------------------------------------------------------
               Household Products--0.8%
               Energizer Holdings, Inc. (c)                         180,000               14,067,000
               The Procter & Gamble Co.                             260,000               16,481,400
                                                                                      --------------
                                                                                          30,548,400
               -------------------------------------------------------------------------------------
               Tobacco--0.1%
               Reynolds American, Inc.                               25,700                1,623,212
               -------------------------------------------------------------------------------------
               Total Consumer Staples                                                    198,652,288
====================================================================================================
Energy--17.8%
               Oil, Gas & Consumable
               Fuels--17.8%
               Anadarko Petroleum Corp.                             860,000               39,921,200
               Chevron Corp.                                      1,870,000              125,664,000
               Devon Energy Corp.                                   542,100               36,233,964
               Exxon Mobil Corp. (d)                              3,840,000              274,252,800
               Frontier Oil Corp.                                 1,360,000               39,984,000
               Marathon Oil Corp. (d)                               670,000               57,888,000
               Occidental Petroleum Corp.                         1,300,000               61,022,000
               Sunoco, Inc.                                         370,000               24,468,100
               Tesoro Corp.                                         630,000               40,282,200
               -------------------------------------------------------------------------------------
               Total Energy                                                              699,716,264
====================================================================================================
Financials--26.4%
               Capital Markets--6.0%
               The Bear Stearns Cos., Inc.                          333,800               50,520,630
               Goldman Sachs Group, Inc. (d)                        257,200               48,813,988
               Lehman Brothers Holdings, Inc. (d)                   722,400               56,231,616
               Morgan Stanley                                     1,060,000               81,015,800
                                                                                      --------------
                                                                                         236,582,034
               -------------------------------------------------------------------------------------
               Commercial Banks--0.0%
               U.S. Bancorp                                          50,000                1,692,000
               -------------------------------------------------------------------------------------
               Diversified Financial
               Services--10.0%
               Bank of America Corp.                              1,376,500               74,152,055
               Citigroup Inc.                                     3,650,000              183,084,000
               JPMorgan Chase & Co. (d)                           2,830,000              134,255,200
                                                                                      --------------
                                                                                         391,491,255
               -------------------------------------------------------------------------------------
               Insurance--9.1%
               AMBAC Financial Group, Inc.                          520,000               43,414,800
               The Allstate Corp.                                 1,010,000               61,973,600
               American Financial Group, Inc.                       360,000               17,229,600
               CNA Financial Corp. (c)(d)                           440,000               16,478,000
               Chubb Corp.                                          354,500               18,841,675
               The Hanover Insurance Group, Inc.                    290,000               13,151,500
               MBIA, Inc.                                            90,000                5,581,800
               MetLife, Inc. (d)                                    440,000               25,137,200
               Nationwide Financial Services, Inc.
                 Class A                                            307,500               15,657,900
               Principal Financial Group, Inc.                      190,000               10,733,100
               Prudential Financial, Inc.                            60,000                4,615,800
               Safeco Corp.                                         670,000               38,987,300
               The St. Paul Travelers Cos., Inc.                    979,200               50,066,496
               W.R. Berkley Corp.                                   929,500               34,261,370
                                                                                      --------------
                                                                                         356,130,141
               -------------------------------------------------------------------------------------
               Thrifts & Mortgage
               Finance--1.3%
               MGIC Investment Corp. (d)                            280,000               16,452,800
               The PMI Group, Inc. (d)                              820,000               34,973,000
                                                                                      --------------
                                                                                          51,425,800
               -------------------------------------------------------------------------------------
               Total Financials                                                        1,037,321,230
====================================================================================================
Health Care--9.7%
               Health Care Providers &
               Services--4.2%
               AmerisourceBergen Corp.                              810,000               38,232,000
               Cardinal Health, Inc.                                460,000               30,107,000
               Caremark Rx, Inc. (d)                                820,000               40,368,600
               Coventry Health Care, Inc. (c)                        32,625                1,531,744
               Humana, Inc. (c)                                     360,000               21,600,000
               McKesson Corp.                                       550,000               27,549,500
               WellPoint, Inc. (c)                                   70,000                5,342,400
                                                                                      --------------
                                                                                         164,731,244
               -------------------------------------------------------------------------------------


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      47

Schedule of Investments (continued)             Master Large Cap Value Portfolio

                                                                     Shares
Sector         Industry         Common Stocks                          Held               Value
====================================================================================================
Health Care (concluded)
               Health Care Technology--0.6%
               Emdeon Corp. (c)                                   2,040,000           $   23,766,000
               -------------------------------------------------------------------------------------
               Life Sciences Tools &
               Services--1.0%
               Applera Corp.--Applied
                 Biosystems Group                                 1,070,000               39,911,000
               -------------------------------------------------------------------------------------
               Pharmaceuticals--3.9%
               King Pharmaceuticals, Inc. (c)(d)                  1,900,000               31,787,000
               Merck & Co., Inc.                                  1,647,100               74,811,282
               Pfizer, Inc.                                       1,697,100               45,227,715
                                                                                      --------------
                                                                                         151,825,997
               -------------------------------------------------------------------------------------
               Total Health Care                                                         380,234,241
====================================================================================================
Industrials--10.2%
               Aerospace & Defense--3.2%
               Honeywell International, Inc.                      1,160,000               48,859,200
               Lockheed Martin Corp.                                 23,000                1,999,390
               Northrop Grumman Corp.                               430,000               28,547,700
               Raytheon Co.                                         930,000               46,453,500
                                                                                      --------------
                                                                                         125,859,790
               -------------------------------------------------------------------------------------
               Airlines--1.1%
               AMR Corp. (c)(d)                                   1,450,000               41,093,000
               -------------------------------------------------------------------------------------
               Commercial Services &
               Supplies--1.7%
               Manpower Inc.                                        500,000               33,885,000
               Waste Management, Inc.                               890,000               33,357,200
                                                                                      --------------
                                                                                          67,242,200
               -------------------------------------------------------------------------------------
               Electrical Equipment--0.2%
               Thomas & Betts Corp. (c)                             140,000                7,214,200
               -------------------------------------------------------------------------------------
               Industrial Conglomerates--0.9%
               General Electric Co.                               1,042,100               36,588,131
               -------------------------------------------------------------------------------------
               Machinery--1.8%
               Cummins, Inc. (d)                                    301,700               38,309,866
               SPX Corp.                                            560,000               32,211,200
                                                                                      --------------
                                                                                          70,521,066
               -------------------------------------------------------------------------------------
               Road & Rail--1.3%
               CSX Corp.                                            480,000               17,121,600
               Ryder System, Inc. (d)                               650,000               34,222,500
                                                                                      --------------
                                                                                          51,344,100
               -------------------------------------------------------------------------------------
               Total Industrials                                                         399,862,487
====================================================================================================
Information Technology--12.8%
               Communications Equipment--1.1%
               Motorola, Inc.                                     1,920,000               44,275,200
               -------------------------------------------------------------------------------------
               Computers & Peripherals--3.0%
               Hewlett-Packard Co.                                1,660,000               64,308,400
               International Business Machines Corp.                400,000               36,932,000
               NCR Corp. (c)                                        400,000               16,608,000
                                                                                      --------------
                                                                                         117,848,400
               -------------------------------------------------------------------------------------
               Electronic Equipment &
               Instruments--0.6%
               Vishay Intertechnology, Inc. (c)(d)                1,660,000               22,393,400
               -------------------------------------------------------------------------------------
               Office Electronics--1.3%
               Xerox Corp. (c)                                    2,900,000               49,300,000
               -------------------------------------------------------------------------------------
               Semiconductors &
               Semiconductor Equipment--3.5%
               Intersil Corp. Class A (d)                         1,280,000               30,016,000
               LSI Logic Corp. (c)                                3,060,000               30,753,000
               Micron Technology, Inc. (c)(d)                     2,460,000               35,547,000
               Novellus Systems, Inc. (c)(d)                      1,480,000               40,922,000
                                                                                      --------------
                                                                                         137,238,000
               -------------------------------------------------------------------------------------
               Software--3.3%
               BEA Systems, Inc. (c)                              2,040,000               33,190,800
               BMC Software, Inc. (c)                             1,050,000               31,825,500
               Cadence Design Systems, Inc. (c)                   1,940,000               34,648,400
               Compuware Corp. (c)                                1,980,000               15,919,200
               Sybase, Inc. (c)                                     640,000               15,584,000
                                                                                      --------------
                                                                                         131,167,900
               -------------------------------------------------------------------------------------
               Total Information Technology                                              502,222,900
====================================================================================================
Materials--3.9%
               Chemicals--1.7%
               Albemarle Corp.                                      210,000               13,656,300
               Lubrizol Corp.                                        52,800                2,376,000
               Lyondell Chemical Co. (d)                          1,650,000               42,355,500
               PPG Industries, Inc.                                 140,000                9,576,000
                                                                                      --------------
                                                                                          67,963,800
               -------------------------------------------------------------------------------------
               Metals & Mining--2.2%
               Carpenter Technology Corp.                           340,000               36,376,600
               Nucor Corp.                                          860,000               50,232,600
                                                                                      --------------
                                                                                          86,609,200
               -------------------------------------------------------------------------------------
               Total Materials                                                           154,573,000
====================================================================================================
Telecommunications Services--1.7%
               Diversified Telecommunication
               Services--1.7%
               AT&T, Inc. (d)                                       284,700                9,750,975
               Citizens Communications Co. (d)                      570,000                8,356,200
               Qwest Communications
                 International Inc. (c)(d)                        5,590,000               48,241,700
               -------------------------------------------------------------------------------------
               Total Telecommunications Services                                          66,348,875
               -------------------------------------------------------------------------------------
               Total Common Stocks
               (Cost--$3,362,831,997)--100.1%                                          3,931,814,327
====================================================================================================

                                Short-Term                       Beneficial
                                Securities                         Interest
====================================================================================================
               BlackRock Liquidity Series, LLC
                 Cash Sweep Series I,
                 5.22% (a)(e)                                  $ 45,099,176               45,099,176
               BlackRock Liquidity Series, LLC
                 Money Market Series,
                 5.29% (a)(b)(e)                                575,197,900              575,197,900
               -------------------------------------------------------------------------------------
               Total Short-Term Securities
               (Cost--$620,297,076)--15.8%                                               620,297,076
====================================================================================================
               Total Investments
               (Cost--$3,983,129,073*)--115.9%                                         4,552,111,403

               Liabilities in Excess of Other Assets--(15.9%)                           (624,185,699)
                                                                                      --------------
               Net Assets--100.0%                                                     $3,927,925,704
                                                                                      ==============


48      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Schedule of Investments (concluded)             Master Large Cap Value Portfolio

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost .........................................   $3,993,936,924
                                                                 ==============
      Gross unrealized appreciation ..........................   $  584,793,025
      Gross unrealized depreciation ..........................      (26,618,546)
                                                                 --------------
      Net unrealized appreciation ............................   $  558,174,479
                                                                 ==============

(a) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                        Net           Interest
      Affiliate                                       Activity         Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                         $ 37,778,348    $    782,315

      BlackRock Liquidity Series, LLC
        Money Market Series                         $522,134,100    $    332,007
      --------------------------------------------------------------------------

(b)   Security was purchased with the cash proceeds from securities loans.
(c)   Non-income producing security.
(d)   Security, or a portion of security, is on loan.
(e)   Represents the current yield as of October 31, 2006.
o For Portfolio compliance purposes, the Portfolio's sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine sector and industry sub-classifications for reporting ease. Sectors and industries are shown as a percent of net assets. These sector and industry classifications are unaudited.

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      49

Statements of Assets and Liabilities               Master Large Cap Series Trust

                                                                                   Master Large      Master Large      Master Large
                                                                                     Cap Core         Cap Growth        Cap Value
As of October 31, 2006                                                              Portfolio         Portfolio         Portfolio
====================================================================================================================================
Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value*+ ....    $3,876,645,471    $  785,236,569    $3,931,814,327
                       Investments in affiliated securities, at value** ......       648,878,800        98,265,506       620,297,076
                       Receivables:
                        Securities sold ......................................        65,869,792         9,485,218        48,484,901
                        Contributions ........................................         9,549,945         2,893,345        32,183,309
                        Dividends ............................................         1,904,103           303,856         1,680,135
                        Securities lending ...................................            54,913             7,486            39,853
                        Interest from affiliates .............................            10,215                --                --
                       Prepaid expenses and other assets .....................            58,616            13,026         1,958,100
                                                                                  --------------------------------------------------
                       Total assets ..........................................     4,602,971,855       896,205,006     4,636,457,701
                                                                                  --------------------------------------------------
====================================================================================================================================
Liabilities
------------------------------------------------------------------------------------------------------------------------------------
                       Collateral on securities loaned, at value .............       648,878,800        97,960,850       575,197,900
                       Bank overdraft ........................................           887,895             1,832         2,901,953
                       Payables:
                        Securities purchased .................................        67,230,509        10,141,584       120,501,043
                        Withdrawals ..........................................         7,496,924         2,215,947         8,145,469
                        Investment advisor ...................................         1,545,237           322,849         1,562,485
                        Other affiliates .....................................            22,280             4,388            16,064
                       Accrued expenses and other liabilities ................           271,420           180,755           207,083
                                                                                  --------------------------------------------------
                       Total liabilities .....................................       726,333,065       110,828,205       708,531,997
                                                                                  --------------------------------------------------
====================================================================================================================================
Net Assets
------------------------------------------------------------------------------------------------------------------------------------
                       Net assets ............................................    $3,876,638,790    $  785,376,801    $3,927,925,704
                                                                                  ==================================================
====================================================================================================================================
Net Assets Consist of
------------------------------------------------------------------------------------------------------------------------------------
                       Investors' capital ....................................    $3,223,056,993    $  682,416,278    $3,358,943,374
                       Unrealized appreciation--net ..........................       653,581,797       102,960,523       568,982,330
                                                                                  --------------------------------------------------
                       Net Assets ............................................    $3,876,638,790    $  785,376,801    $3,927,925,704
                                                                                  ==================================================
                         * Identified cost on unaffiliated securities ........    $3,223,063,674    $  682,276,046    $3,362,831,997
                                                                                  ==================================================
                        ** Identified cost on affiliated securities ..........    $  648,878,800    $   98,265,506    $  620,297,076
                                                                                  ==================================================
                         + Securities loaned, at value .......................    $  626,206,524    $   94,694,335    $  553,898,895
                                                                                  ==================================================

      See Notes to Financial Statements.


50      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Statements of Operations                           Master Large Cap Series Trust

                                                                                   Master Large      Master Large      Master Large
                                                                                     Cap Core         Cap Growth        Cap Value
For the Year Ended October 31, 2006                                                 Portfolio         Portfolio         Portfolio
====================================================================================================================================
Investment Income
------------------------------------------------------------------------------------------------------------------------------------
                       Dividends .............................................    $   35,266,989    $    5,052,070    $   29,942,277
                       Securities lending--net ...............................           460,320            73,494           332,007
                       Interest from affiliates ..............................           259,462            88,436           782,315
                                                                                  --------------------------------------------------
                       Total income ..........................................        35,986,771         5,214,000        31,056,599
                                                                                  --------------------------------------------------
====================================================================================================================================
Expenses
------------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ..............................        15,513,784         3,194,988        12,278,223
                       Accounting services ...................................           575,677           230,756           470,892
                       Custodian fees ........................................           166,270            61,648           136,030
                       Professional fees .....................................            93,581            42,074            63,227
                       Trustees' fees and expenses ...........................            95,643            27,378            70,547
                       Pricing fees ..........................................             1,072             1,072             1,085
                       Printing and shareholder reports ......................                --               194               382
                       Other .................................................            63,937            16,577            39,256
                                                                                  --------------------------------------------------
                       Total expenses ........................................        16,509,964         3,574,687        13,059,642
                                                                                  --------------------------------------------------
                       Investment income--net ................................        19,476,807         1,639,313        17,996,957
                                                                                  --------------------------------------------------
====================================================================================================================================
Realized & Unrealized Gain--Net
------------------------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net .....................       195,731,487        24,740,475       116,615,372
                       Change in unrealized appreciation on investments--net .       289,376,493        44,967,618       276,256,898
                                                                                  --------------------------------------------------
                       Total realized and unrealized gain--net ...............       485,107,980        69,708,093       392,872,270
                                                                                  --------------------------------------------------
                       Net Increase in Net Assets Resulting from Operations ..    $  504,584,787    $   71,347,406    $  410,869,227
                                                                                  ==================================================

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      51

Statements of Changes in Net Assets                Master Large Cap Series Trust

                                                                                                  Master Large Cap Core Portfolio
                                                                                               ------------------------------------
                                                                                                        For the Year Ended
                                                                                                             October 31,
                                                                                               ------------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................     $    19,476,807      $    16,926,054
                       Realized gain--net ................................................         195,731,487          185,237,400
                       Change in unrealized appreciation--net ............................         289,376,493          159,284,150
                                                                                               ------------------------------------
                       Net increase in net assets resulting from operations ..............         504,584,787          361,447,604
                                                                                               ------------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions .......................................       1,448,673,363        1,040,896,976
                       Fair value of withdrawals .........................................        (743,318,106)        (566,946,131)
                                                                                               ------------------------------------
                       Net increase in net assets derived from capital transactions ......         705,355,257          473,950,845
                                                                                               ------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................       1,209,940,044          835,398,449
                       Beginning of year .................................................       2,666,698,746        1,831,300,297
                                                                                               ------------------------------------
                       End of year .......................................................     $ 3,876,638,790      $ 2,666,698,746
                                                                                               ====================================

      See Notes to Financial Statements.

Statements of Changes in Net Assets                Master Large Cap Series Trust

                                                                                                       Master Large Cap Growth
                                                                                                              Portfolio
                                                                                               ------------------------------------
                                                                                                         For the Year Ended
                                                                                                             October 31,
                                                                                               ------------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................     $     1,639,313      $     1,419,849
                       Realized gain--net ................................................          24,740,475           27,951,501
                       Change in unrealized appreciation--net ............................          44,967,618           17,275,515
                                                                                               ------------------------------------
                       Net increase in net assets resulting from operations ..............          71,347,406           46,646,865
                                                                                               ------------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions .......................................         416,035,279          226,416,991
                       Fair value of withdrawals .........................................        (191,404,006)        (128,065,615)
                                                                                               ------------------------------------
                       Net increase in net assets derived from capital transactions ......         224,631,273           98,351,376
                                                                                               ------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................         295,978,679          144,998,241
                       Beginning of year .................................................         489,398,122          344,399,881
                                                                                               ------------------------------------
                       End of year .......................................................     $   785,376,801      $   489,398,122
                                                                                               ====================================

      See Notes to Financial Statements.


52      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Statements of Changes in Net Assets                Master Large Cap Series Trust

                                                                                                 Master Large Cap Value Portfolio
                                                                                               ------------------------------------
                                                                                                         For the Year Ended
                                                                                                             October 31,
                                                                                               ------------------------------------
Increase (Decrease) in Net Assets:                                                                   2006                 2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ............................................     $    17,996,957      $     9,203,144
                       Realized gain--net ................................................         116,615,372           77,262,988
                       Change in unrealized appreciation--net ............................         276,256,898          112,124,763
                                                                                               ------------------------------------
                       Net increase in net assets resulting from operations ..............         410,869,227          198,590,895
                                                                                               ------------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions .......................................       2,669,357,535          831,921,820
                       Fair value of withdrawals .........................................        (688,289,120)        (305,014,008)
                                                                                               ------------------------------------
                       Net increase in net assets derived from capital transactions ......       1,981,068,415          526,907,812
                                                                                               ------------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ......................................       2,391,937,642          725,498,707
                       Beginning of year .................................................       1,535,988,062          810,489,355
                                                                                               ------------------------------------
                       End of year .......................................................     $ 3,927,925,704      $ 1,535,988,062
                                                                                               ====================================

      See Notes to Financial Statements.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      53

Financial Highlights                               Master Large Cap Series Trust

                                                                               Master Large Cap Core Portfolio
                                                            ----------------------------------------------------------------------
                                                                                For the Year Ended October 31,
The following ratios have been derived                      ----------------------------------------------------------------------
from information provided in the financial statements.         2006           2005           2004           2003           2002
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
Total investment return ................................         17.32%         18.35%          9.61%         25.11%         (8.13%)
                                                            ======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
Expenses ...............................................           .49%           .51%           .52%           .54%           .57%
                                                            ======================================================================
Investment income--net .................................           .58%           .72%           .57%           .48%           .83%
                                                            ======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) .................    $3,876,639     $2,666,699     $1,831,300     $1,454,109     $  873,704
                                                            ======================================================================
Portfolio turnover .....................................         87.67%         93.95%        135.48%        138.73%        150.18%
                                                            ======================================================================

See Notes to Financial Statements.


54      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

                      Master Large Cap Growth Portfolio
------------------------------------------------------------------------------
                        For the Year Ended October 31,
------------------------------------------------------------------------------
   2006             2005             2004             2003             2002
==============================================================================

------------------------------------------------------------------------------
     14.05%           12.47%            5.42%           25.01%          (13.56%)
==============================================================================
==============================================================================

------------------------------------------------------------------------------
       .56%             .57%             .59%             .61%             .67%
==============================================================================
       .26%             .33%             .09%             .04%            (.01%)
==============================================================================

==============================================================================

------------------------------------------------------------------------------
$  785,377       $  489,398       $  344,400       $  250,166       $  185,676
==============================================================================
    116.77%          131.79%          164.94%          178.11%          177.46%
==============================================================================

                       Master Large Cap Value Portfolio
------------------------------------------------------------------------------
                        For the Year Ended October 31,
------------------------------------------------------------------------------
   2006             2005             2004             2003             2002
==============================================================================

------------------------------------------------------------------------------
     18.48%           21.93%           14.57%           27.05%           (3.40%)
==============================================================================
==============================================================================

------------------------------------------------------------------------------
       .53%             .55%             .56%             .57%             .60%
==============================================================================
       .73%             .80%             .93%             .97%            1.17%
==============================================================================

==============================================================================

------------------------------------------------------------------------------
$3,927,926       $1,535,988       $  810,489       $  515,257       $  386,918
==============================================================================
     70.86%           94.95%          127.59%          157.04%          136.92%
==============================================================================


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      55

Notes to Financial Statements                      Master Large Cap Series Trust

1. Significant Accounting Policies:

Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio (the "Portfolios" or individually as the "Portfolio") constitute the Master Large Cap Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolios' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities held by each Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") markets, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC markets are valued at the last available asked price. Portfolio securities that are traded both in the OTC markets and on a stock exchange are valued according to the broadest and most representative market.

Options written or purchased are valued at the last sales price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Portfolios from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Manager believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. Each Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by each Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments, and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of each Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Manager using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- Each Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- Each Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific date and at a specific price or yield. Upon entering into a contract, the


56      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Notes to Financial Statements (continued)          Master Large Cap Series Trust

      Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

(c) Income taxes -- Master Large Cap Core Portfolio and Master Large Cap Value Portfolio are classified as partnerships for federal income tax purposes. Master Large Cap Growth Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(e) Securities lending -- Each Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finders, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) Bank overdraft

Master Large Cap Core Portfolio

The Portfolio recorded a bank overdraft, which resulted from management estimates of available cash.

Master Large Cap Growth Portfolio

The Portfolio recorded a bank overdraft, which resulted from an unprojected payment of net investment income dividends.

Master Large Cap Value Portfolio

The Portfolio recorded a bank overdraft, which resulted from a failed trade that settled the next day.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      57

Notes to Financial Statements (continued)          Master Large Cap Series Trust

FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Portfolios' financial statements, if any, is currently being assessed.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the implication of FAS 157. At this time its impact on the Portfolios' financial statements has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM") and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. ("PNC"), has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

The shareholders of each of the investors of the Trust approved on August 15, 2006 and August 31, 2006 a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was recently reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Trust, on behalf of each Portfolio, and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Investment Adviser. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of each Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. Prior to May 9, 2006, for such services the Master Large Cap Core Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets not exceeding $1 billion and .45% of average daily net assets in excess of $1 billion. Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio each pay a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets. Effective May 9, 2006, FAM had voluntarily agreed and on September 29, 2006 the Manager contractually agreed to implement an additional breakpoint for a portion of its investment advisory fee. For such services, Master Large Cap Core Portfolio pays a monthly fee at an annual rate of .50% of the average daily net assets not exceeding $1 billion, .45% of average daily net assets in excess of $1 billion but not exceeding $5 billion and .40% of average daily net assets in excess of $5 billion; Master Large Cap Growth Portfolio pays a monthly fee at an annual rate of .50% of the average daily net assets not exceeding $5 billion and .45% of average daily net assets in excess of $5 billion; and Master Large Cap Value Portfolio pays a monthly fee at an annual rate of .50% of the average daily net assets not exceeding $3 billion and .45% of average daily net assets in excess of $3 billion. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides to each Portfolio a fee equal to 74% of the management fee paid by each of the Portfolios to the Manager. Prior to September 29, 2006, FAM had a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM.

The Portfolios have received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Manager, or its affiliates. As of October 31, 2006, Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio lent securities with values of $257,949,987, $11,124,429 and $215,775,285, respectively, to
MLPF&S or its affiliates. Pursuant to that order, the Portfolios have retained BIM as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the security


58      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Notes to Financial Statements (concluded)          Master Large Cap Series Trust

lending agent. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. For the year ended October 31, 2006, BIM received $197,604, $31,324 and $143,732 in securities lending agent fees for Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio, respectively.

The Portfolios reimbursed FAM and the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                          For the Period        For the Period
                                          Nov. 1, 2005 to      Sept. 30, 2006 to
                                          Sept. 29, 2006        Oct. 31, 2006
                                           Reimbursement        Reimbursement
                                              to FAM            to the Manager
--------------------------------------------------------------------------------
Master Large Cap
  Core Portfolio ...................      $       67,319         $        5,570
Master Large Cap
  Growth Portfolio .................      $       12,980         $        1,097
Master Large Cap
  Value Portfolio ..................      $       45,747         $        4,016
--------------------------------------------------------------------------------

Prior to September 29, 2006, certain officers and/or trustees of the Trust were officers and/or directors of FAM, PSI, MLAM U.K., Merrill Lynch, MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2006 were as follows:

--------------------------------------------------------------------------------
                                         Total Purchases           Total Sales
--------------------------------------------------------------------------------
Master Large Cap
  Core Portfolio ...................      $3,600,544,853         $2,914,034,828
Master Large Cap
  Growth Portfolio .................      $  923,399,067         $  743,795,577
Master Large Cap
  Value Portfolio ..................      $3,425,772,600         $1,759,286,835
--------------------------------------------------------------------------------

4. Short-Term Borrowings:

Each Portfolio, along with certain other funds managed by the Manager and its affiliates (or FAM and its affiliates), is party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006 and was subsequently renewed for one year under substantially the same terms. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. None of the Portfolios borrowed under the credit agreement during the year ended October 31, 2006.

5. Acquisitions:

Master Large Cap Core Portfolio

On August 28, 2006, an investor of Master Large Cap Core Portfolio acquired all of the net assets of Merrill Lynch Disciplined Equity Fund, Inc. pursuant to a plan of reorganization. As a result of the reorganization, which included $4,652,234 of net unrealized appreciation, Master Large Cap Core Portfolio received an in-kind contribution of portfolio securities.

Master Large Cap Growth Portfolio

On October 16, 2006, an investor of Master Large Cap Growth Portfolio acquired all of the net assets of BlackRock Large Cap Growth Equity Portfolio of BlackRock Funds, pursuant to a plan of reorganization. As a result of the reorganization, which included $10,864,916 of net unrealized appreciation, Master Large Cap Growth Portfolio received an in-kind contribution of portfolio securities.

Master Large Cap Value Portfolio

On October 16, 2006, an investor of Master Large Cap Value Portfolio acquired all of the net assets of BlackRock Large Cap Value Equity Portfolio of BlackRock Funds, pursuant to a plan of reorganization. As a result of the reorganization, which included $88,614,304 of net unrealized appreciation, Master Large Cap Value Portfolio received an in-kind contribution of portfolio securities.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      59

Report of Independent Registered Public Accounting Firm
                                                   Master Large Cap Series Trust

To the Investors and Board of Trustees of Master Large Cap Series Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Master Large Cap Series Trust (the "Trust"), comprising Master Large Cap Core Portfolio, Master Large Cap Growth Portfolio and Master Large Cap Value Portfolio, as of October 31, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Master Large Cap Series Trust, as of October 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 21, 2006


60      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Disclosure of Investment Advisory Agreement

Disclosure of FAM Management Agreement

The Board of Trustees of Master Large Cap Series Trust (the "Trust") met in June 2006 to consider approval of the investment advisory agreement between the Trust, on behalf of each Portfolio, and Fund Asset Management, L.P. ("FAM"), the Trust's investment adviser at that time, and the sub- advisory agreement on behalf of the Trust between FAM and Merrill Lynch Asset Management U.K. Limited, an affiliate. The Board of Directors of BlackRock Large Cap Series Funds, Inc. (the "Series Funds"), each series of which (each, a "Fund") invests all its assets in the corresponding Portfolio of the Trust, also considered approval of the Trust's investment advisory agreement and the sub-advisory agreement.

Activities and Composition of the Board

All but one member of the Boards is an independent director/trustee whose only affiliation with FAM or other Merrill Lynch affiliates was as a director/trustee of the Trust and the Funds and as a director or trustee of certain other funds advised by FAM or its affiliates. The Co-chairmen of each Board are also independent directors/trustees. New director/trustee nominees are chosen by a Nominating Committee comprised of independent directors/trustees. All independent directors/trustees also are members of each Board's Audit Committee, and the independent directors/trustees meet in executive session at each in-person Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. The independent counsel to the independent directors/trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent directors/trustees' request.

FAM Investment Advisory Agreement -- Matters Considered by the Boards

Every year, the Boards consider approval of the Trust's investment advisory agreement and any sub-advisory agreement. The Boards assesses the nature, scope and quality of the services provided to the Trust and the Funds by the personnel of the investment adviser, the sub-adviser and their affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Boards also receive and assess information regarding the services provided to the Trust and the Funds by certain unaffiliated service providers.

At various times throughout the year, the Boards also consider a range of information in connection with their oversight of the services provided by the investment adviser and its affiliates, including the sub-adviser. Among the matters considered are: (a) fees (in addition to management fees) paid to the investment adviser and its affiliates by the Trust and/or the Funds/Portfolios, such as transfer agency fees and fees for marketing and distribution; (b) Trust and Fund/Portfolio operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to each Fund's/Portfolio's investment objective, policies and restrictions, and the Trust's and the Series Funds' compliance with their Code of Ethics and compliance policies and procedures; and
(d) the nature, cost and character of non-investment management services provided by the investment adviser and its affiliates.

The Boards noted their view of FAM as one of the most experienced global asset management firms and considered the overall services provided by FAM to be of high quality. The Boards also noted their view of FAM as financially sound and well managed and noted FAM's affiliation with one of America's largest financial firms. The Boards work closely with the investment adviser in overseeing the investment adviser's efforts to achieve good performance. As part of this effort, the Boards discuss portfolio manager effectiveness and, when performance is not satisfactory, discuss with the investment adviser taking steps such as changing investment personnel.

Annual Consideration of Approval by the Boards

In the period prior to the Board meeting to consider renewal of the investment advisory agreement and any sub-advisory agreement, the Boards request and receive materials specifically relating to the investment advisory agreement and/or sub-advisory agreement. These materials are prepared separately with respect to each Fund/Portfolio and include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund/Portfolio as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's/Portfolio's portfolio management team regarding investment strategies used by the Fund/Portfolio during its most recent fiscal year; (d) information on the profitability to the investment adviser and its affiliates of the investment advisory agreement, the sub-advisory agreement and other relationships with the Fund/Portfolio; and (e) information provided by the investment adviser concerning investment advisory fees charged to other clients, such as retail funds, under similar investment mandates. Since the sub-advisory services were provided by an affiliate


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      61

Disclosure of Investment Advisory Agreement (concluded)

of FAM and no additional fee is paid for these services, the Boards considered the existing sub-advisory agreement and the investment advisory agreement between the Trust and FAM (the "FAM Investment Advisory Agreement") together. The Boards also consider other matters they deem important to the approval process, such as payments made to the investment adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund/Portfolio portfolio holdings, allocation of Fund/Portfolio brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's/Portfolio's portfolio turnover statistics, and direct and indirect benefits to the investment adviser, the sub-adviser and their affiliates from their relationship with the Series Funds and the Trust.

Certain Specific Renewal Data

In connection with the most recent renewal of the FAM Investment Advisory Agreement and the sub-advisory agreement in June 2006, the independent directors'/trustees' and the Boards' review included the following:

Services Provided by the Investment Adviser -- The Boards reviewed the nature, extent and quality of services provided by FAM and the sub-adviser, focusing on the investment advisory services and the resulting performance of each Fund/Portfolio. The Boards use data provided by Lipper and by management in its review of advisory services. The Boards compared each Fund's/Portfolio's performance -- both including and excluding the effects of the Fund's/Portfolio's fees and expenses -- to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While the Boards review performance data at least quarterly, the Boards attach more importance to performance over relatively long periods of time, typically three to five years. The Boards concluded that the comparative data indicated that each Fund's/Portfolio's performance was competitive. Considering all these factors, each Board concluded that the nature and quality of the services provided supported the continuation of the FAM Investment Advisory Agreement.

FAM's Personnel and Investment Process -- The Boards reviewed each Fund's/Portfolio's investment objectives and strategies. The Boards discussed with FAM's senior management responsible for investment operations and the senior management of FAM's equity investing group the strategies being used to achieve the stated objectives. Among other things, the Boards considered the size, education and experience of FAM's investment staff, its use of technology, and FAM's approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards also reviewed FAM's compensation policies and practices with respect to each Fund's/Portfolio's portfolio managers. The Boards also considered the experience of each Fund's/Portfolio's portfolio manager and noted that Mr. Doll (the Senior Portfolio Manager for each Fund/Portfolio) has over 20 years experience in portfolio management. The Boards concluded that FAM and its investment staff have extensive experience in analyzing and managing the types of investments used by the Funds/Portfolios and that each Fund/Portfolio benefits from that experience.

Management Fees and Other Expenses -- The Boards review each Fund's/Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category and compare the Fund's total expenses to those of other comparable funds. The Boards considered the services provided to and the fees charged by FAM to other clients with similar investment mandates. The Boards determined that each Fund's contractual and actual management fee rates, as well as total expenses, were competitive with those of comparable funds. The Boards concluded that each Fund's/Portfolio's management fee rate and overall expense ratio were reasonable.

Profitability -- The Boards consider the cost of the services provided to the Series' Funds and the Trust by the investment adviser and the investment adviser's and its affiliates' profits relating to the management and distribution of the Series' Funds and the Trust and the funds advised by the investment adviser and its affiliates. As part of its analysis, the Boards reviewed FAM's methodology in allocating its costs to the management of each Fund/Portfolio and concluded that there was a reasonable basis for the allocation. The Boards concluded that the profits of FAM and its affiliates were acceptable in relation to the nature and quality of services provided.

Economies of Scale -- The Boards considered the extent to which economies of scale might be realized as the assets of the Funds/Portfolio increase and whether there should be changes in the management fee rate or structure in order to enable the Funds and the Trust to participate in these economies of scale. The Boards noted that each Fund's/Portfolio's management fee schedule included either contractual or voluntary breakpoints that reduce the management fee as the Fund's/Portfolio's assets increase above certain levels. The


62      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Boards determined that the management fee structure was reasonable and that no changes were currently necessary.

Conclusion

After the independent directors/trustees deliberated in executive session, the entire Board of the Series Funds and the entire Board of the Trust, including all of the independent directors/trustees, approved the renewal of the existing FAM Investment Advisory Agreement and sub-advisory agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of shareholders.

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Boards

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Trustees of the Trust considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Trust, on behalf of each Portfolio, and BlackRock Advisors, LLC ("BlackRock Advisors"). Because each Fund is a feeder fund that invests all of its assets in the corresponding Portfolio, the Board of Directors of the Series Funds also considered the BlackRock Investment Advisory Agreement. Each Fund's shareholders subsequently approved the BlackRock Investment Advisory Agreement and it became effective on September 29, 2006, replacing the Trust's investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

The Boards discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Boards, including the independent directors/trustees, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 9, 2006.

To assist the Boards in their consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Board's independent directors/ trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 9, 2006 meetings. In addition, the independent directors/ trustees consulted with their counsel and Fund/Trust counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors'/trustees' deliberations.

At the Board meetings, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Funds and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors/trustees also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors/ trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. Among the matters discussed were proposed reorganizations in which BlackRock Large Cap Growth Fund would acquire the assets and liabilities of BlackRock Large Cap Growth Equity Portfolio, a portfolio of BlackRock Funds, and BlackRock Large Cap Value Fund would acquire the assets and liabilities of BlackRock Value Equity Portfolio, also a portfolio of BlackRock Funds. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with the directors'/trustees' review of the BlackRock Investment Advisory Agreement, Merrill Lynch


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      63
and/or BlackRock advised the directors/trustees about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Trust, the Series Funds or Fund shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Trust and the Series Funds were expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek Board approval before making any changes;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund shareholders.

The directors/trustees considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that no Fund's/ Portfolio's schedule of total advisory fees would increase under the BlackRock Investment Advisory Agreement, but would remain the same or, because breakpoints were added to the advisory fee schedules, the average fee rates of each Fund/Portfolio would be lower if the Fund/Portfolio grows in size;

o that in May 2005, the Boards had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Trust and the Series Funds; and that the advisory and/or management fees paid by the Funds/ Portfolios, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors/trustees had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Trust and the Series Funds in connection with the consideration by the Boards of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Trust and the Series Funds would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, the Boards assessed the nature, quality and scope of the services to be provided to the Trust and the Series Funds by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In their review of the BlackRock Investment Advisory Agreement, the Boards also considered


64      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006
a range of information in connection with their oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered for the Trust and the Series Fund were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Trust and the Series Funds; (b) Trust and Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Funds'/Portfolios' investment objective, policies and restrictions, and the compliance of the Trust and the Series Funds with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Previous Investment Advisory Agreement, the Boards had requested and received materials specifically relating to the Previous Investment Advisory Agreement. For each Fund/Portfolio, these materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund/Portfolio as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's/Portfolio's portfolio management team on investment strategies used by the Fund/Portfolio during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund/Portfolio; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Fund/Portfolio portfolio holdings, the Fund's/Portfolio's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund/Portfolio.

In their deliberations, the directors/trustees considered information received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors/trustees did not identify any particular information that was all-important or controlling. The Boards, including a majority of the independent directors/trustees, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Trust and the Series Funds, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided -- The Boards reviewed the nature, quality and scope of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund/Portfolio, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Boards focused primarily on the Previous Investment Adviser's investment advisory services and each Fund's/Portfolio's investment performance, but also considered certain areas in which both the Previous Investment Adviser and the Trust and the Series Funds received services as part of the Merrill Lynch complex. The Boards compared each Fund's/Portfolio's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Boards attach more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors/trustees considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Trust and the Series Funds; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Trust and the Series Funds. The directors/trustees considered the fact that, as part of a reorganization, it was being proposed that BlackRock Large Cap Growth Fund acquire the assets and liabilities of BlackRock Large Cap Growth Equity Portfolio, a portfolio of BlackRock Funds, and that BlackRock Large Cap Value Fund acquire the assets and liabilities of BlackRock Large Cap Value Equity Portfolio, also a portfolio of BlackRock Funds.

The directors/trustees were given information with respect to the potential benefits to the Trust, the Series Funds and Fund shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      65

The directors/trustees were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Funds/Portfolios would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors/trustees were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of the receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/trustees determined that the nature and quality of services to be provided to the Trust and the Series Funds under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. The directors/trustees were advised that BlackRock Advisors did not plan to change any of the Funds'/Portfolios' portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors/trustees noted that if current portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Boards would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors/trustees concluded that, overall, they were satisfied with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Trust and the Series Funds under the BlackRock Investment Advisory Agreement.

Costs of Services Provided, Fees and Profitability -- It was noted that, in conjunction with their recent review of the Previous Investment Advisory Agreement, the directors/trustees had received, among other things, a report from Lipper comparing each Fund's/Portfolio's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Boards reviewed each Fund's/Portfolio's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in its Lipper category. The Boards also compared each Fund's/Portfolio's total expenses to those of other comparable funds. The information showed that each Fund/Portfolio had fees and expenses within the range of fees and expenses of comparable funds. The Boards considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Funds/Portfolios. The Boards also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Funds/Portfolios, but BlackRock Advisors provided less extensive services to such clients. The Boards concluded that each Fund's/Portfolio's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors/trustees considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. The Board of the Series Funds noted that in addition to the BlackRock Investment Advisory Agreement, it was considering, on behalf of the Series Funds and each Fund, a new administration agreement with BlackRock Advisors as administrator to replace the Series Funds' administration agreement under which the Previous Investment Adviser was serving as administrator. Based on their review of the materials provided and the fact that the BlackRock Investment Advisory Agreement and the new administration agreement are substantially similar to the corresponding previous agreements in all material respects, including the rate of compensation, the Boards determined that the Transaction should not increase the total fees payable, including any fee waivers or after any expense caps or expense reimbursements, for advisory and administrative services. The directors/trustees noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Trust and the Series Funds.

The directors/trustees discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Trust and the Series Funds and noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis.


66      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Economies of Scale -- The Boards considered the extent to which economies of scale might be realized as the assets of the Funds/Portfolios increase and whether there should be changes in the management fee rate or structure in order to enable the Funds/Portfolios to participate in these economies of scale. Breakpoints were added to each Fund's/Portfolio's fee schedule that would have the effect of lowering each Fund's average fee rates if the Fund grows in size. Otherwise, the Boards determined that changes were not currently necessary and that the Funds/Portfolios appropriately participated in these economies of scale.

Fall-Out Benefits -- The directors/trustees considered whether the Funds/Portfolios would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to a fund's investment adviser or its affiliates solely because of the existence of the fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, the directors/trustees considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors/trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Funds'/Portfolios' portfolio transaction brokerage commissions. The directors/trustees noted that any fall-out benefits were difficult to quantify with certainty.

Investment Performance -- The directors/trustees considered investment performance for each Fund/Portfolio. The directors/trustees compared each Fund's/Portfolio's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's/Portfolio's performance at various levels within the range of performance of comparable funds over different time periods. The directors/trustees believed each Fund's/Portfolio's performance was satisfactory. Also, the Boards took into account the investment performance of funds advised by BlackRock Advisors. The Boards considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Boards noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Funds/Portfolios.

Conclusion -- After the independent directors/trustees deliberated in executive session, the entire Board of the Trust and the entire Board of the Series Funds, including the independent directors/trustees, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, the Boards noted that they anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Boards

At an in-person meeting held on August 22-23, 2006, the Board of the Trust and the Board of the Fund, including the independent directors/trustees, discussed and approved the sub-advisory agreement (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Investment Management, LLC (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 74% of the advisory fee received by BlackRock Advisors under the BlackRock Investment Advisory Agreement. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in the expenses of the Trust or the Funds as a result of the BlackRock Sub-Advisory Agreement.

In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, the Boards reviewed their considerations in connection with their approval of the BlackRock Investment Advisory Agreement in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      67

Disclosure of New Investment Advisory Agreement (concluded)

rate provided in the BlackRock Sub-Advisory Agreement, the Boards noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Trust's and the Series Funds' operations and administration, and the Sub-Adviser provides advisory services to the Trust and is responsible for the day-to-day management of each Fund's/Portfolio's portfolio under the BlackRock Sub-Advisory Agreement. The Boards also took into account the fact that there is no increase in total advisory fees paid by any of the Funds/Portfolios as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, the Boards concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 74% of the advisory fee paid to BlackRock Advisors under the BlackRock Investment Advisory Agreement.

After the independent directors/trustees deliberated in executive session, the entire Board of the Trust and the entire Board of the Series Fund, including the independent directors/ trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the BlackRock Sub-Advisory Agreement was in the best interests of shareholders.


68      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

Proxy Results

BlackRock Large Cap Core Fund

During the six-month period ended October 31, 2006, BlackRock Large Cap Core Fund of BlackRock Large Cap Series Funds, Inc.'s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

-----------------------------------------------------------------------------------------------------
                                                         Shares Voted    Shares Voted    Shares Voted
                                                              For           Against         Abstain
-----------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                               127,819,246      1,963,344       1,897,027
-----------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                               127,584,685      2,137,343       1,957,589
-----------------------------------------------------------------------------------------------------

BlackRock Large Cap Growth Fund

During the six-month period ended October 31, 2006, BlackRock Large Cap Growth Fund of BlackRock Large Cap Series Funds, Inc.'s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a special shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

-----------------------------------------------------------------------------------------------------
                                                         Shares Voted    Shares Voted    Shares Voted
                                                              For           Against         Abstain
-----------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                35,898,321        597,826        563,028
-----------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                35,836,999        657,972        564,203
-----------------------------------------------------------------------------------------------------

BlackRock Large Cap Value Fund

During the six-month period ended October 31, 2006, BlackRock Large Cap Value Fund of BlackRock Large Cap Series Funds, Inc.'s shareholders voted on the following proposals. On August 15, 2006, a special meeting was adjourned with respect to Proposals 1 and 3 until August 31, 2006, at which time they passed. A description of the proposals and number of shares voted were as follows:

-----------------------------------------------------------------------------------------------------
                                                         Shares Voted    Shares Voted    Shares Voted
                                                              For           Against         Abstain
-----------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement with
   BlackRock Advisors, Inc.                                71,339,285      1,289,417      1,459,742
-----------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement with
   BlackRock Advisors, Inc.                                71,195,310      1,406,296      1,486,837
-----------------------------------------------------------------------------------------------------


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      69

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Funds/Trust  Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director or Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, Inc.,        122 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Global Chief Investment Officer for Equities,         168 Portfolios
            08543-9011     Director/             Chairman of the BlackRock Retail Operating
            Age: 52        Trustee               Committee, and of the BlackRock Executive Committee
                                                 since 2006; President of the Funds advised by
                                                 Merrill Lynch Investment Managers, L.P. ("MLIM") and
                                                 its affiliates ("MLIM/FAM-advised funds") from 2005
                                                 to 2006 and Chief Investment Officer thereof from
                                                 2001 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                 (Americas Region) thereof from 2000 to 2001 and
                                                 Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 from 2001 to 2006; Chief Investment Officer of
                                                 OppenheimerFunds, Inc. in 1999 and Executive Vice
                                                 President thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company
                  Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates.
                  Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director/    1999 to  Director, The China Business Group, Inc. since        37 Funds        None
Bodurtha**  Princeton, NJ  Trustee      present  1996 and Executive Vice President thereof from        57 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 62                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director/    2005 to  Professor, Harvard University since 1992; Professor,  37 Funds        None
Froot       Princeton, NJ  Trustee      present  Massachusetts Institute of Technology from            57 Portfolios
            08543-9095                           1986 to 1992.
            Age: 49
------------------------------------------------------------------------------------------------------------------------------------


70      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Funds/Trust  Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (continued)
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director/    2002 to  Member of the Committee of Investment of Employee     37 Funds        Kimco
Grills**    Princeton, NJ  Trustee      present  Benefit Assets of the Association of Financial        57 Portfolios   Realty
            08543-9095                           Professionals ("CIEBA") since 1986; Member of                         Corporation
            Age: 71                              CIEBA's Executive Committee since 1988 and its
                                                 Chairman from 1991 to 1992; Assistant Treasurer of
                                                 International Business Machines Corporation ("IBM")
                                                 and Chief Investment Officer of IBM Retirement Funds
                                                 from 1986 to 1993; Member of the Investment Advisory
                                                 Committee of the State of New York Common Retire-
                                                 ment Fund since 1989; Member of the Investment
                                                 Advisory Committee of the Howard Hughes Medical
                                                 Institute from 1997 to 2000; Director, Duke
                                                 University Management Company from 1992 to 2004,
                                                 Vice Chairman thereof from 1998 to 2004, and
                                                 Director Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001; Director,
                                                 Kimco Realty Corporation since 1997; Member of the
                                                 Investment Advisory Committee of the Virginia
                                                 Retirement System since 1998, Vice Chairman thereof
                                                 from 2002 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998 and its
                                                 Vice Chairman since 2000; Member of the Investment
                                                 Committee of the Woodberry Forest School since 2000;
                                                 Member of the Investment Committee of the National
                                                 Trust for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director/    1999 to  Chairman of the Board of Directors of Vigilant        37 Funds        None
London      Princeton, NJ  Trustee      present  Research, Inc. since 2006; Member of the Board        57 Portfolios
            08543-9095                           of Directors for Grantham University since 2006;
            Age: 67                              Director of AIMS since 2006; Director of Reflex
                                                 Security since 2006; Director of InnoCentive, Inc.
                                                 since 2006; Director of Cerego, LLC since 2005;
                                                 Professor Emeritus, New York University since 2005;
                                                 John M. Olin Professor of Humanities, New York
                                                 University from 1993 to 2005, and Professor thereof
                                                 from 1980 to 2005; President, Hudson Institute since
                                                 1997 and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director/    1999 to  Shareholder, Modrall, Sperling, Roehl, Harris &       37 Funds        None
Cooper      Princeton, NJ  Trustee      present  Sisk, P.A. since 1993; President, American Bar        57 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of the
            Age: 64                              Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank (now
                                                 Wells Fargo) from 1983 to 1988; Director, First
                                                 National Bank of New Mexico (now Wells Fargo) from
                                                 1975 to 1976; Vice President, American Law Institute
                                                 since 2004.
------------------------------------------------------------------------------------------------------------------------------------


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      71

Officers and Directors/Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Funds/Trust  Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director/    2002 to  Principal of STI Management (investment adviser)      37 Funds        None
Salomon,    Princeton, NJ  Trustee      present  from 1994 to 2005; Chairman and CEO of Salomon        57 Portfolios
Jr.         08543-9095                           Brothers Asset Management Inc. from 1992 to 1995;
            Age: 69                              Chairman of Salomon Brothers Equity Mutual Funds
                                                 from 1992 to 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of Stock
                                                 Research and U.S. Equity Strategist at Salomon
                                                 Brothers Inc. from 1975 to 1991; Trustee, Commonfund
                                                 from 1980 to 2001.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Co-Chairman of the Board of Directors/Trustees and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Funds/Trust  Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM in
Burke       Princeton, NJ  President    present  2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer thereof
            08543-9011     and                   from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006; Chief
Hiller      Princeton, NJ  Compliance   present  Compliance Officer of the MLIM/FAM-advised funds and First Vice President and Chief
            08543-9011     Officer               Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief Compliance
            Age: 55                              Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
                                                 Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Securities and Exchange
                                                 Commission's Division of Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAM Distributors, Inc. and Princeton Services
            Age: 46                              from 2004 to 2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Funds/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Funds' Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

PFPC Inc.
Wilmington, DE 19809

Series Address

P.O. Box 9011
Princeton, NJ 08543-9011


72      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

BlackRock Funds

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery

2) Select eDelivery under the More Information section

3) Log into your account

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      73

BlackRock Funds (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

The Funds have delegated proxy voting responsibilities to BlackRock and its affiliates, subject to the general oversight of the Funds' Board of Directors/Trustees. A description of the policies and procedures that BlackRock and its affiliates use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, on our Web site at www.blackrock.com, by calling (800) 441-7762, or on the Web site of the Securities and Exchange Commission (the"Commission") at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how proxies relating to the Funds' voting securities were voted (if any) by BlackRock during the most recent 12-month period ended June 30 is available, upon request and without charge, on our Web site at www.blackrock.com, by calling (800) 441-7762 or on the Web site of the Commission at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Funds file their complete schedules of portfolio holdings for the first and third quarters of their fiscal year with the Commission on Form N-Q. The Funds' Form N-Qs are available on the Commission's Web site at http://www.sec.gov and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Funds' Forms N-Qs may also be obtained upon request, without charge, by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 8:00 AM - 6:00 PM EST to get information about your account balances, recent transactions and share prices. You can also reach us on the web at www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.


74      BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


        BLACKROCK LARGE CAP SERIES FUNDS, INC.          OCTOBER 31, 2006      75

These reports are transmitted to shareholders only. The reports are not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds' current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

                                                                       BLACKROCK

                                                                #CAPSERIES-10/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Robert S. Salomon, Jr., and (3) Stephen B. Swensrud (retired as of December 31, 2005).

Item 4 - Principal Accountant Fees and Services

         Master Large Cap Core Portfolio of Master Large Cap Series Trust

         (a) Audit Fees -         Fiscal Year Ending October 31, 2006 - $36,000
                                  Fiscal Year Ending October 31, 2005 - $35,000

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2006 - $10,400
                                  Fiscal Year Ending October 31, 2005 - $0

         The nature of the services include merger related fees paid by the adviser.

         (c) Tax Fees -           Fiscal Year Ending October 31, 2006 - $9,200
                                  Fiscal Year Ending October 31, 2005 - $8,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         Master Large Cap Value Portfolio of Master Large Cap Series Trust

         (a) Audit Fees -         Fiscal Year Ending October 31, 2006 - $33,500
                                  Fiscal Year Ending October 31, 2005 - $32,500

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2006 - $10,200
                                  Fiscal Year Ending October 31, 2005 - $0

         The nature of the services include merger related fees paid by the adviser.

         (c) Tax Fees -           Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         (d) All Other Fees -     Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         Master Large Cap Growth Portfolio of Master Large Cap Series Trust

         (a) Audit Fees -         Fiscal Year Ending October 31, 2006 - $33,500
                                  Fiscal Year Ending October 31, 2005 - $32,500

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2006 - $7,700
                                  Fiscal Year Ending October 31, 2005 - $0

         The nature of the services include merger related fees paid by the adviser.

         (c) Tax Fees -           Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         (d) All Other Fees -     Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         BlackRock Large Cap Core Fund of BlackRock Large Cap Series Funds, Inc.

         (a) Audit Fees -         Fiscal Year Ending October 31, 2006 - $6,600
                                  Fiscal Year Ending October 31, 2005 - $6,500

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending October 31, 2006 - $6,000
                                  Fiscal Year Ending October 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         BlackRock Large Cap Value Fund of BlackRock Large Cap Series Funds,
         Inc.

         (a) Audit Fees -         Fiscal Year Ending October 31, 2006 - $6,600
                                  Fiscal Year Ending October 31, 2005 - $6,500

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending October 31, 2006 - $6,000
                                  Fiscal Year Ending October 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         BlackRock Large Cap Growth Fund of BlackRock Large Cap Series Funds,
         Inc.

         (a) Audit Fees -         Fiscal Year Ending October 31, 2006 - $6,600
                                  Fiscal Year Ending October 31, 2005 - $6,500

         (b) Audit-Related Fees - Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending October 31, 2006 - $6,000
                                  Fiscal Year Ending October 31, 2005 - $5,700

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending October 31, 2006 - $0
                                  Fiscal Year Ending October 31, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending October 31, 2006 - $3,204,783
             Fiscal Year Ending October 31, 2004 - $6,277,749

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - As of September 29, 2006, with the conclusion of the combination of Merrill Lynch's asset management business with BlackRock, the registrant was migrated to BlackRock's trading and compliance monitoring systems, and various personnel changes occurred. In conjunction with these business improvements, there were no changes in the registrants internal control over financial reporting (as defined in Rule 30a-3(d) under Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series Trust


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series Trust

Date: January 3, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series Trust

Date: January 3, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Large Cap Series Funds, Inc. and Master Large Cap Series Trust

Date: January 3, 2007